SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant To Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:[   ]  Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material under Rule 14a-12
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)

                         Samaritan Pharmaceuticals Inc.

 -------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

[ ] Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount Previously Paid:
         (2) Form, Schedule or Registration Statement No.:
         (3) Filing Party:
         (4) Date Filed:

                         Samaritan Pharmaceuticals, Inc.
                     101 Convention Center Drive, Suite 310
                             Las Vegas, Nevada 89109

        NOTICE OF ANNUAL MEETING OF STOCKHOLDERSTO BE HELD JUNE 10, 2005

The Annual Meeting of Stockholders of Samaritan Pharmaceuticals Inc., a Nevada corporation (the "Company"), will be held on Friday, June 10th, 2005 at 10:00 a.m., local time, at the Stirling Club, 2827 Paradise Road, Las Vegas, NV, for the following purposes:

         1. To elect three directors to serve on the Company's board of directors until their successors are elected and duly qualified;

         2. To amend the Articles of Incorporation to increase the number of authorized shares of common stock;

         3. To approve of the adoption of the Samaritan Pharmaceuticals, Inc. 2005 Stock Incentive Plan;

         4. To consider, approve and ratify the appointment of Sherb & Co., LLP, as our independent auditors for the fiscal year ending December 31, 2005; and

         5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing matters are described in more detail in the enclosed proxy statement. The board of directors has fixed the close of business on April 20, 2005, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Only those stockholders of record of the Company as of the close of business on that date will be entitled to vote at the Annual Meeting or any postponement or adjournment thereof.

All stockholders entitled to vote are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to ensure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

                                            By Order of the Board of Directors,
                                            /s/ Janet Greeson, Ph.D.
                                                Janet Greeson, Ph.D.
                                            Chairman of the Board
                                            Chief Executive Officer

Las Vegas, Nevada
April 20, 2005

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, AND COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                        PROXY STATEMENTTABLE OF CONTENTS
                                                                            PAGE

PROXY STATEMENT............................................................. 4
GENERAL INFORMATION ABOUT VOTING............................................ 4

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING................ 5
PROPOSAL NO.  1:  ELECTION OF DIRECTORS..................................... 5

PROPOSAL NO.  2:   TO AMEND THE ARTICLES OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK................. 6

PROPOSAL NO.  3:   APPROVAL OF THE ADOPTION OF THE SAMARITAN
PHARMACEUTICALS, INC. 2005 STOCK INCENTIVE PLAN............................. 8

PROPOSAL NO.  4:  RATIFICATION OF APPOINTMENT OF AUDITORS.................. 12

STOCKHOLDER PROPOSALS...................................................... 14

OTHER MATTERS.............................................................. 14

                         Samaritan Pharmaceuticals Inc.
                     101 Convention Center Drive, Suite 310
                             Las Vegas, Nevada 89109

                                 PROXY STATEMENT

Your vote at the Annual Meeting is important to us. Please vote your shares of common stock by completing the enclosed proxy card and returning it to us in the enclosed envelope. This proxy statement has information about the Annual Meeting and was prepared by our management for the Board of Directors. This proxy statement and the accompanying proxy card are being mailed to you on or about April 30, 2005.
                        GENERAL INFORMATION ABOUT VOTING

Who can vote?
You can vote your shares of common stock if our records show that you owned the shares on April 20, 2005. A total of 133,282,603 shares of common stock can vote at the Annual Meeting. You get one vote for each share of common stock. The enclosed proxy card shows the number of shares you can vote.

How do I vote by proxy?
Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the Annual Meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope. The proxy holders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxy holders will vote for you on that proposal. Unless you instruct otherwise, the proxy holders will vote for each of the director nominees and for each of the other proposals to be considered at the meeting.

What if other matters come up at the Annual Meeting?
The matters described in this proxy statement are the only matters we know will be voted on at the Annual Meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

Can I change my vote after I return my proxy card?
Yes. At any time before the vote on a proposal, you can change your vote either by giving our Secretary a written notice revoking your proxy card or by signing, dating, and returning to us a new proxy card. We will honor the proxy card with the latest date.

Can I vote in person at the Annual Meeting rather than by completing the proxy card?
Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

What do I do if my shares are held in "street name"?
If your shares are held in the name of your broker, a bank, or other nominee, that party should give you instructions for voting your shares.

How are votes counted?
We will hold the Annual Meeting if holders of a majority of the shares of common stock entitled to vote either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

If your shares are held in the name of a nominee, and you do not tell the nominee by June 1, 2004 how to vote your shares (so-called "broker non-votes"), the nominee can vote them as it sees fit only on matters that are determined to be routine, and not on any other proposal. Broker non-votes will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on any non-routine proposal.

Who pays for this proxy solicitation?
We do. The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this. The Company has also engaged Securities Transfer Corp. ("STC") to provide routine advice and services for proxy solicitation. STC will receive a fee of approximately $5,000 for such advice and services which will be paid by the Company.

Stockholder Proposals to be presented at next annual meeting.
In order for stockholder business to be included in the Company's proxy statement for a meeting or properly brought before that meeting by a stockholder, the stockholder must have given timely notice in writing to the Secretary of the Company. A stockholder proposal for the 2006 Annual Meeting must be received at the Company's principal executive offices at 101 Convention Center Drive, Suite 301, Las Vegas, NV 89109 no later than February 28, 2006 to be considered timely. Inclusion of stockholder proposals in the Company's proxy statement for a meeting also requires satisfaction of certain conditions established by the Securities and Exchange Commission.

                      PROPOSAL NO. 1: ELECTION OF DIRECTORS
General
The Company's Bylaws provide that our Board of Directors shall consist of eight
(8) directors that shall be divided into three classes. A single class of directors shall be elected each year at the annual meeting, and each director shall be elected to serve for a term ending on the date of the third annual meeting of stockholders after his election and until his successor has been elected and duly qualified, subject to any transition periods.

Three directors in total are to be elected at this Annual Meeting. These three directors shall be elected to Class III and shall be elected to serve until the 2008 Annual Meeting. Each director elected shall serve until his successor is elected and duly qualified. The board has nominated three members to Class III, and in the event any nominee is unable or unwilling to serve as a nominee, the proxies may be voted for any substitute nominee designated by the present board of directors or the proxy holders to fill such vacancy. Our board of directors has no reason to believe that the persons named will be unable or unwilling to serve as nominees or as directors if elected.

              Nominees as Class III Directors -- Terms Expire 2008

Mr. Doug Bessert, as a Director since 2001 and member of the Audit Committee, has shown an enormous ability to raise private capital with an extensive network of contacts. Mr. Bessert has over 20 years of financial and investor relationship experience, with an emphasis in small entrepreneurial companies. In the past, he served as a Branch Manager at a stock brokerage firm in charge of nine other brokers, handling all compliance and investor problems for the office. Mr. Bessert was the Founder and CFO of Thorofare Resources Inc., a regional Oil and Gas company with production and employees in 8 states. He also was a Financial Consultant that managed portfolios for over 230 clients managing in excess of $43 million in assets. During his tenure as a financial consultant, he was heavily involved in leveraged buyouts, raising private capital, and acquisitions of many entities. Mr. Bessert received his BS in Marketing from the University of Wyoming.

Mr. H. Thomas Winn has served as a Lead Independent Director to Samaritan since 1999 and heads Samaritan's Audit Committee. Mr. Winn has been Chairman, President, and CEO of Nevada Gold & Casinos, Incorporated (AMEX: UWN) since 1994. Under Mr. Winn's leadership, UWN has successfully concentrated on acquisition and development of premier gaming and entertainment ventures and is currently involved in seven gaming projects in Colorado, California, New Mexico and Arizona. Since 1983, Mr. Winn has served as President of Aaminex Capital Corporation, a financial consulting and venture capital firm involved in food and beverage, real estate, mining, and environmental activities. Mr. Winn has formed numerous investment limited partnership and capital formation ventures, ranging from motion pictures to commercial real estate and mining projects.

Dr. Laurent Lecanu, D. Pharm., Ph.D., Dr. Lecanu received his D.Pharm. in pharmaceutical chemistry and his Ph.D. in neuropharmacology from the School of Pharmaceutical and Biological Sciences at University of Paris (V), Paris, France. Dr. Lecanu is also a former Intern of Paris Hospitals, France, where he demonstrated excellence in the management and performance of clinical trials for new medications. Dr Lecanu's contribution to Samaritan Research Laboratories brings more than seven years experience in biomedical research. He is a highly skilled specialist of "in vivo" experimental research (preclinical research), mainly in the development of animal models for neurodegenerative diseases. He also has several years of experience in biomedical research including the development of novel therapeutic entities targeted to Alzheimer's disease. Dr Lecanu's experience includes being a Research Associate Professor at the Departments of Pharmacodynamics and Pharmaceutical Physiology at the School of Pharmacy and Medicine of the University of Burgundy, France. In 2001, the French National Academy of Pharmacy awarded him the Prize of the French Association for Experimental Therapeutics. Dr. Lecanu manages the day-to-day operations of Samaritan Laboratories at Georgetown University and is co-inventor on numerous patents that Samaritan has licensed from Georgetown University.

No Director or executive officer of the Company has any family relationships with any other director or executive officer of the Company, except that Mr. Boyle is the son of Dr. Greeson. The Company has formed, by determination of the Board of Directors, an Audit Committee with Lead Independent Director Winn as Chairman, who is independent and a qualified financial expert as used in Item 7(d)(3)(iv) of Schedule 14 A (240.14a-101 of this chapter) under the Exchange Act. The Company has also formed a Compensation Committee, with Independent Director Thompson, as Chairman; a Nomination Committee, with Independent Director Holden, as Chairman; and a Science and Technology Advisory Committee, with Dr. Papadopoulos, as Chief Scientist (Consultant) to the Board of Directors. Dr. Papadopoulos served as Director until 2005 and has been recently promoted into a more prestigious position at Georgetown University, which has conflicted him out of holding any position on boards of public Companies. His position as a consultant has resolved any conflict issues and he will remain as chief scientist of the Science and Technology Advisory Committee, which serves as an advisor to the board.

Required Vote
Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named above. The three candidates receiving the highest number of affirmative votes of the shares represented and voting on this particular matter at the Annual Meeting will be elected directors of the Company, to serve their respective terms and until their successors have been elected and duly qualified.

Recommendation of the board of directors
Our board of directors recommends that the stockholders vote "FOR" the election of the nominees above.


             PROPOSAL NO. 2: AMEND THE ARTICLES OF INCORPORATION TO
            INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Nevada law permits the Company to issue shares of common stock only to the extent such shares have been authorized for issuance under its Articles of Incorporation. Increasing the amount of authorized common stock will ensure that sufficient shares will be available to raise additional capital through the sale of equity securities, to acquire another company or its assets, to establish strategic relationships, to provide equity incentives to employees, or for such other corporate purposes that our board of directors determines are in the best interests of the Company and its stockholders.

The Company currently has two hundred million authorized shares of common stock, of which 133,282,603 common shares issued and outstanding as of April 20, 2005 and five million authorized shares of preferred stock, of which none are outstanding.

From time to time, the Company is approached to license complimentary technology or acquire small Companies with similar technologies. While the Company has no immediate plans or proposals at this time, the board of directors has determined that it is in the best interest of our stockholders to pursue strategic acquisitions and alliances to acquire critical mass and would like to take advantage of opportunities as they are presented. Given the Company's present financial position, the Company believes it should reserve all authorized shares to keep the Company liquid with reserves of cash to execute its core business activities such as expensive clinical trials. Therefore, the Company believes it must be able to issue shares of our common stock in order to accomplish any value added significant strategic acquisition or licensing of complimentary technology. The board of directors believes that increasing the number of our authorized shares of common stock to 250,000,000 will provide a sufficient number of authorized shares of common stock for the foreseeable future.

In addition, the board of directors believes that it is prudent to increase the authorized number of shares of common stock to the proposed level in order to have a sufficient number of shares of common stock to provide a reserve of shares available for issuance to meet business needs as they may arise in the future. Such business needs may include, without limitation, financings, acquisitions, establishing strategic relationships with corporate partners, providing equity incentive to employees, officers or directors, forward stock splits or similar transactions.

Accordingly, our board of directors is requesting that the stockholders approve an amendment to its Articles of Incorporation, under Section 78.390 of the Nevada General Corporations Code, to increase of the number of authorized shares of common stock to 250,000,000. Other than as set forth below, the board has no present agreement or arrangement to issue any of the shares for which approval is sought. If the amendment is approved by the stockholders, the board of directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of common stock, except as may be required by applicable law.

Purpose and Effect of the Amendment
The increase in authorized common stock will not have any immediate effect on the rights of existing stockholders. The board of directors, however, will have the authority to issue authorized common stock without further stockholder approval, except as may be required by applicable law or the rules or regulations of any exchange or market on which our class of common stock may trade. To the extent that additional authorized shares are issued in the future, including the rescinded shares discussed below, they may decrease your existing percentage equity ownership of the Company.

The increase in the authorized number of shares of common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company such as a hostile takeover without further action by the stockholders. Shares of authorized and unissued common stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore a hostile takeover less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

The board of directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized common stock is not prompted by any specific effort or takeover threat currently perceived by management.

Article Subject to Amendment
If the proposed amendment is approved by the stockholders, the first paragraph of Article FOURTH of the Company's Articles of Incorporation will be amended to read as follows:

         "FOURTH: The corporation is authorized to issue 250,000,000 shares, of "common stock," $0.001 par value. The board of directors is hereby authorized to fix or alter the rights, preferences, privileges and restrictions granted to or imposed upon any series of common stock, and the number of shares constituting any such series and the designation thereof, or any of them. The board of directors is also authorized to increase or decrease the number of shares of any series, prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series."

Required Vote
The affirmative vote of a majority of the shares of outstanding Common Stock is required for approval of this proposal. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present. Abstentions and broker non-votes will have the same effect as a negative vote on this proposal.

Recommendation of the Board of Directors
Our board of directors unanimously recommends that the stockholders vote "FOR" the proposal to amend the Articles of Incorporation to increase the number of authorized shares of common stock to 250,000,000 shares.

            PROPOSAL NO. 3: APPROVAL OF THE ADOPTION OF THE SAMARITAN
                PHARMACEUTICALS, INC., 2005 STOCK INCENTIVE PLAN

The Company's shareholders are also being asked to approve the Samaritan Pharmaceuticals, Inc. 2005 Stock Incentive Plan (the "Plan"), effective as of its receipt of Board approval on April 18, 2005, but subject to shareholder approval at the Annual Meeting. The affirmative vote of the holders of a majority of the shares present in person, or represented by proxy and voted at the Annual Meeting, will be required to approve the 2005 Plan. Below is a summary of the principal provisions of the Plan and its operation. A copy of the Plan is set forth in full in Appendix A to this Proxy Statement, and the following description of the Plan is qualified in its entirety by reference to that Exhibit.

Equity incentives continually have been a significant component of compensation for many of our directors, officers and employees. We believe that this practice has enabled the Company to attract and retain the highly qualified and experienced individuals that it continues to require. By linking directors, officers and employees' compensation to corporate performance, their reward is related directly to the Company's success. We believe the use of equity incentives increases motivation to improve shareholder value.

The 2005 Stock Incentive Plan is being proposed for approval as an additional plan to the Company's 2001 Stock Incentive Plan (the "2001 Plan"), principally because the Plan expands the Company's flexibility (e.g., by allowing awards of deferred share units). If the 2005 Stock Incentive Plan receives shareholder approval at the Annual Meeting, awards will continue to occur under the 2001 Plan. In the absence of such approval, the 2001 Plan will remain in effect and available as a source for future awards.

Description of the 2005 Stock Incentive Plan

Directors, officers and employees of the Company and its Affiliates, as well as advisors, sales representatives, other individuals performing bona fide services to or for the Company and its Affiliates, and other individuals in connection with their hiring, retention, or otherwise may be granted common stock options to purchase shares of Common Stock (both incentive stock options, or "ISOs," and non-ISOs, though only employees may receive ISOs), stock appreciation rights ("SARs"), restricted shares or units, unrestricted shares, deferred share units, performance units, phantom stock and other stock-based awards under the Plan. In the discussion below, the term "Awards" refers to all forms of award that the Plan authorizes. Following the Annual Meeting, if all nominees for director are elected, the Company will have 6 non-employee directors, 2 employee directors, and approximately 6 employees, and no other individuals expected to be eligible to receive Awards under the Plan.

On a calendar year basis, Awards under the Plan may be made for a maximum of ten percent (10%) of the total shares of Common Stock outstanding on a fully diluted basis (without taking into account outstanding Awards at the end of the prior calendar year), less Awards outstanding at the end of the prior calendar year. Notwithstanding this limit, not more than three percent (3%) of the total shares of within the plan may be subject to ISO Awards during the term of the Plan, and not more than seven percent (7%) of the total shares within the plan may be subject to Awards in a form other than options and SARs. No director, officer, or employee may be granted options with respect to the total awards available under the plan to more than half of the awards within the Plan, nor more than 5,000,000 shares per fiscal year, subject to a limit of 2,500,000 shares per fiscal year for individuals first hired that year. The number of shares subject to these limits will be adjusted in the event of certain changes in the capitalization of the Company. The closing bid price of Common Stock as reported on the American Stock Exchange on March 31, 2005, was $.51 per share.

The Board will administer the Plan or a committee appointed by the Board (referred to as the "Administrator"). The Administrator will have authority, subject to the terms of the Plan, to determine when and to whom to make grants under the plan, the type of Award and the number of shares to be covered by the grants, the fair market value of shares, the terms of the grants, which includes the exercise price of the shares of Common Stock covered by options, any applicable vesting provisions, and conditions under which Awards may be terminated, expired, cancelled, renewed or replaced, and to construe and interpret the terms of the Plan and Awards.

Options. Options granted under the Plan provide participants with the right to purchase shares at a predetermined exercise price. The Administrator may grant ISOs and non-ISOs; provided that ISO treatment is not be available for options that become first exercisable in any calendar year for shares that have a value exceeding $100,000 (based upon the fair market value of the shares on the option grant date).

SARs. A share appreciation right generally permits a participant who receives it to receive, upon exercise, cash and/or shares equal in value to the excess of
(i) the fair market value, on the date of exercise, of the shares with respect to which the SAR is being exercised, over (ii) the exercise price of the SAR for such shares. The Administrator may grant SARs in tandem with options, or independently of them. SARs that are independent of options may limit the value payable on its exercise to a percentage, not exceeding 100%, of the excess value.

Exercise Price for Options and SARs. The per share purchase price under each option or SAR granted shall be established by the Administrator at the time the option is granted. However, the per share purchase price for non-ISOs shall not be less than 100% of the fair market value (generally, the current price reflected in trading on the American Stock Exchange, which is our principal trading market) of a share of Common Stock on the date the option is granted. The exercise price of ISOs may not be less than 110% of the fair market value on the grant date of the underlying shares subject to the Award for participants who own more than ten percent of our shares on the grant date.

Exercise of Options and SARs. Each option granted pursuant to the Plan shall be for such term as determined by the Administrator; provided, however, that no option shall be exercisable sooner than one year nor more than ten years from the date it was granted (five years in the case of ISOs granted to employees who, at the time of grant, own more than 10% of the Company's outstanding shares). To the extent exercisable in accordance with the agreement granting them, an option or SAR may be exercised in whole or in part, and from time to time during its term; subject to earlier termination relating to a holder's termination of employment or service. With respect to options, the Administrator has the discretion to accept payment of the exercise price in any of the following forms (or combination of them): cash or check in U.S. dollars, certain shares, and cashless exercise under a program the Administrator approves.

Restricted Shares, Restricted Share Units, Unrestricted Shares, Phantom Stock, Deferred Share Units, and Other Stock-Based Awards. Under the Plan, the Administrator may grant restricted shares and restricted share units that are forfeitable until certain vesting requirements are met, and may grant unrestricted shares as to which the participant's interest is immediately vested. For restricted Awards, the Plan provides the Administrator with discretion to determine the terms and conditions under which a participant's interests in such Awards becomes vested. In addition, the Administrator may grant phantom stock (Awards denominated n stock-equivalent units), deferred share units, and other stock-based Awards. Deferred share units may only be awarded to certain directors, consultants, or select members of management to defer their receipt of compensation payable in cash or shares (including shares that would otherwise be issued upon the vesting of restricted shares and restricted share units). Deferred share units represent a future right to receive shares.

Whenever shares are released pursuant to these Awards, the participant will be entitled to receive additional shares that reflect any stock dividends that the Company's shareholders received between the date of the Award and issuance or release of the shares. Likewise, a participant will be entitled to receive a cash payment reflecting cash dividends paid to the Company's shareholders during the same period. Such cash dividends will accrue simple interest from their payment date to the Company's shareholders until paid in cash when the shares to which they relate are either released from restrictions in the case of restricted shares or issued in the case of restricted share units.

Performance Awards. The Plan authorizes the Administrator to grant performance-based Awards in the form of performance units that the Administrator may, or may not, designate as "Performance Compensation Awards" that are intended to be exempt from Code section 162(m) limitations. In either case, performance-based Awards vest and become payable based upon the achievement, within the specified period of time, of performance objectives applicable to the individual, the Company, or any affiliate. Performance-based Awards are payable in shares, cash, or some combination of the two; subject to an individual participant limit of $2,500,000 and 5,000,000 shares per performance period. The Administrator decides the length of performance periods, but the periods may not be less than one fiscal year of the Company.

With respect to Performance Compensation Awards, the Plan requires that the Administrator specify in writing the performance period to which the Award relates, and an objective formula by which to measure whether and the extent to which the Award is earned on the basis of the level of performance achieved with respect to one or more performance measures. Once established for a performance period, the performance measures and performance formula applicable to the Award may not be amended or modified in a manner that would cause the compensation payable under the Award to fail to constitute performance-based compensation under Code section 162(m).

Under the Plan, the possible performance measures for Performance Compensation Awards include basic, diluted or adjusted earnings per share; sales or revenue; earnings before interest, taxes and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, and sales of assets of affiliates or business units. Each measure will be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Administrator) and, if so determined by the Administrator, and in the case of a Performance Compensation Award, to the extent permitted under Code section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance measures may vary from performance period to performance period, and from participant to participant, and may be established on a stand-alone basis, in tandem or in the alternative.

Income Tax Withholding. As a condition for the issuance of shares pursuant to Awards, the Plan requires satisfaction of any applicable federal, state, local, or foreign withholding tax obligations that may arise in connection with the Award or the issuance of shares.

Transferability. Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of other than by will or the laws of descent and distribution.

Certain Corporate Transactions. The Administrator shall equitably adjust the number of shares covered by each outstanding Award, and the number of shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the price per share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the shares, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Administrator may provide in substitution for any or all outstanding Awards under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. In any case, such substitution of securities will not require the consent of any person who is granted Awards pursuant to the Plan.

In addition, in the event or in anticipation of a Change in Control (as defined in the Plan), outstanding options and SARs will terminate upon the effective time of the Change in Control, unless provision is made in connection with the transaction for the continuation or assumption of such Awards by, or for the substitution and the equivalent Awards of, the surviving or successor entity or a parent thereof. In the event of such termination, the holders of options and SARs under the Plan will be permitted, for a period of at least twenty days prior to the effective time of the Change in Control, to exercise all portions of such Awards that are then exercisable or which become exercisable upon or prior to the effective time of the Change in Control; provided, that any such exercise of any portion of such an Award which becomes exercisable as a result of such Change in Control shall be deemed to occur immediately prior to the effective time of such Change in Control.

Term of the Plan; Amendments or Termination. The Board has the power to terminate, amend or modify the Plan at any time. If the Board does not take action to earlier terminate the Plan, it will terminate on April 30, 2015. Certain amendments may require the approval of the Company's shareholders. No amendment, suspension, or termination of the Plan shall materially and adversely affect Awards that previously had been granted without the written consent of the holders of those options unless it relates to an adjustment pursuant to certain transactions that change the Company's capitalization or it is otherwise mutually agreed between the participant and the Administrator. Notwithstanding the foregoing, the Administrator may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

Expected Federal Income Tax Consequences. The following is a general discussion of certain U.S. federal income tax consequences relating to Awards granted under the Plan. This discussion does not address all aspects of U.S. federal income taxation, does not discuss state, local and foreign tax issues and does not discuss considerations applicable to a holder who is, with respect to the United States, a non-resident alien individual. This summary of federal income tax consequences does not purport to be complete and is based upon interpretations of the existing laws, regulations and rulings which could be altered materially with enactment of any new tax legislation.


Under the United States Internal Revenue Code, the Company will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income that participants recognize pursuant to Awards (subject to the participant's overall compensation being reasonable, and to the discussion below with respect to Code section 162(m)). For participants, the expected U.S. tax consequences of Awards are as follows:

Non-ISOs. A participant will not recognize income at the time a non-ISO is granted. At the time a non-ISO is exercised, the participant will recognize ordinary income in an amount equal to the excess of (i) the fair market value of the shares issued to the participant on the exercise date over (ii) the exercise price paid for the shares. At the time of sale of shares acquired pursuant to the exercise of a non-ISO, the appreciation (or depreciation) in value of the shares after the date of exercise will be treated either as short-term or long-term capital gain (or loss) depending on how long the shares have been held.

ISOs. A participant will not recognize income upon the grant of an ISO. There are generally no tax consequences to the participant upon exercise of an ISO (except the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is a tax preference item possibly giving rise to an alternative minimum tax). If the shares are not disposed of within two years from the date the ISO was granted or within one year after the ISO was exercised, any gain realized upon the subsequent disposition of the shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss. If both of these holding period requirements are not met, then a "disqualifying disposition" occurs and (i) the participant recognizes gain in the amount by which the fair market value of the shares at the time of exercise exceeded the exercise price for the ISO and (ii) any remaining amount realized on disposition (except for certain "wash" sales, gifts or sales to related persons) will be characterized as capital gain or loss.

Share Appreciation Rights. A participant to whom a SAR is granted will not recognize income at the time of grant of the SAR. Upon exercise of a SAR, the participant must recognize taxable compensation income in an amount equal to the value of any cash or shares that the participant receives.

Restricted Shares, Restricted Share Units, Deferred Share Units, Performance Awards, and Unrestricted Shares. In general, a participant will not recognize income at the time of grant of restricted shares, restricted share units, deferred share units or performance Awards, unless the participant elects with respect to restricted shares or restricted share units to accelerate income taxation to the date of the Award. In this event, a participant would recognize ordinary income equal to the excess of the market value of the restricted shares over any amount the participant pays for them (in which case subsequent gain or loss would be capital in nature). In the absence of an election to accelerate income taxation to the date of an Award, a participant must recognize taxable compensation income equal to the value of any cash or unrestricted shares that the participant receives. The same tax consequences apply to performance Awards and Awards of unrestricted shares.

Special Tax Provisions. Under certain circumstances, the accelerated vesting, cash-out or accelerated lapse of restrictions on Awards in connection with a change in control of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Code section 280G, and the participant may be subject to a 20% excise tax and the Company may be denied a tax deduction. Furthermore, the Company may not be able to deduct the aggregate compensation in excess of $1,000,000 attributable to Awards that are not performance-based" within the meaning of Code section 162(m) in certain circumstances. The Plan is designed to permit Awards that qualify as performance-based compensation for this purpose.

Required Vote
The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voted at the Annual Meeting will be required to approve the 2005 Plan.

Recommendation of the Board of Directors
Our board of directors unanimously recommends that the stockholders vote "FOR" this proposal to approve the adoption of the Samaritan Pharmaceuticals, Inc. 2005 Stock Incentive Plan.

             PROPOSAL NO. 4: RATIFICATION OF APPOINTMENT OF AUDITORS

Change of Independent Auditors
On May 11, 2002, the Company dismissed Feldman Sherb & Co., P.C., as its independent auditors. This action was approved by the Board of Directors and the Audit Committee of the Board of Directors. The audit reports of Feldman Sherb & Co., P.C., on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended December 31, 2000 and 2001, did not contain any adverse opinion, disclaimer of opinion or qualification as to uncertainty, audit scope or accounting principles. During the two years ended December 31, 2000 and 2001, and the subsequent interim period through May 20, 2002, there were no disagreements with Feldman Sherb & Co., P.C., on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Feldman Sherb & Co., P.C., would have caused them to make a reference to the subject matter of the disagreement in connection with their reports; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. 16

On May 11, 2002, the Company engaged Sherb & Co., LLP as its new independent auditors. The decision to change accounting firms was approved by the Company's Board of Directors and the Audit Committee of the Board of Directors. During the years ended December 31, 2000 and 2001, and the subsequent interim period through May 11, 2002, the Company did not consult with Sherb & Co., LLP regarding the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K
16. The Company requested that Feldman Sherb & Co., P.C furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the statements set forth above. A copy of such letter dated May 11, 2002 was filed as Exhibit 16.1 to the Company's Current Report on Form 8-K filed on September 24, 2002.

Our board of directors has appointed the firm Sherb & Co., LLP independent public auditors for the Company during fiscal year 2004, to serve in the same capacity for the fiscal year ending December 31, 2005, and is asking the stockholders to ratify this appointment. The affirmative vote of the holders of a majority of the shares represented by proxy and voting at the Annual Meeting is required to ratify the selection of Sherb & Co., LLP. In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, our board of directors in its discretion may direct the appointment of a different independent auditing firm at any time during the year if our board of directors believes that such a change would be in the best interests of the Company and its stockholders.

A representative of Sherb & Co., LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

The affirmative vote of a majority of the votes cast affirmatively or negatively at the Annual Meeting of stockholders at which a quorum representing a majority of all outstanding shares entitled to vote is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Neither abstentions nor broker non-votes will have any effect on the outcome of the proposal.

Fees and Independence
Audit Fees - The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements and review of financial statements included in the review of financial statements included in the registrant's Form 10-QSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagement were $27,000 plus out of pocket cost for each year.

Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company's financial statements and not reported under the caption "Audit Fee".

Tax Fees. No fees were billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning services. All Other Fees. Other than the services described above, the aggregate fees billed for services rendered by the principal accountant was $0 and $0, respectively, for the fiscal years ended December 31, 2004 and 2003. These fees related to the review of the Company's Registration Statement.

Audit Committee Policies and Procedures. The Audit Committee must pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for Samaritan by its independent auditors, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, which should be nonetheless be approved by the Audit Committee prior to the completion of the audit. Each year the independent auditor's retention to audit our financial statements, including the associated fee, is approved by the committee before the filing of the previous year's annual report on Form 10-KSB. At the beginning of the fiscal year, the Audit Committee will evaluate other known potential engagements of the independent auditor, including the scope of work proposed to be performed and proposed fees, and approve or reject each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor's independence from management. At each such subsequent meeting, the auditor and management may present subsequent services for approval. Typically, these would be services such as due diligence for an acquisition, that would not have been known at the beginning of the year.

Since May 6, 2003, the effective date of the Securities and Exchange Commission rules stating that an auditor is not independent of an audit client if the services it provides to the client are not appropriately approved, each new engagement of Sherb & Co., LLP, had been approved in advance by the Board of Directors, and none of those engagements made use of the de minimus exception to the pre-approval contained in Section 10A(i)(1)(B) for the Securities Exchange Act of 1934.

Required Vote
The affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting will be required to ratify the appointment of Sherb & Co., LLP as our independent auditors for the year ending December 31, 2005. Broker non-votes and abstentions are not treated as votes cast for this purpose and have no effect on the outcome of the vote.

Recommendation of the Board of Directors
Our board of directors recommends a vote "FOR" ratification of the appointment of Sherb & Co., LLP as our independent auditors.

                              STOCKHOLDER PROPOSALS

To be considered for presentation to the Annual Meeting to be held in 2006, a stockholder proposal must be received by Kristi Eads, Corporate Secretary, Samaritan Pharmaceuticals Inc., 101 Convention Center Drive, Suite 310, Las Vegas, Nevada 89109, no later than February 28, 2006.

                                  OTHER MATTERS
Our board of directors knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies. It is important that the proxies be returned promptly and that your shares are represented. You are urged to sign, date and promptly return the enclosed proxy card in the enclosed envelope.

We have filed an Annual Report on Form 10-KSB for the year ending December 31, 2004, with the Securities and Exchange Commission. You may obtain, free of charge, a copy of the Form 10-KSB by writing to our Corporate Secretary, Kristi Eads, c/o Samaritan Pharmaceuticals Inc., 101 Convention Center Drive, Suite 310, Las Vegas, Nevada 89109. Our Form 10-KSB is also available through our website at www.samaritanpharma.com
                                           By Order of the Board of Directors,
                                           /s/ Janet Greeson, Ph.D.
                                           Janet Greeson, Ph.D.
                                           Chairman of the Board of Directors
Dated: April 15, 2005 Las Vegas, Nevada

                 EXECUTIVE OFFICERS, DIRECTORS AND KEY EMPLOYEES

The following table sets forth the name, age and position of our executive officers, directors and key employees as of April 20, 2005:

Name                                 Age   Served Since   Positions with Company
--------------------------------------------------------------------------------
Dr. Janet R. Greeson (3) (4)          61     10/97        CEO, President, and
                                                          Chairman of the Board
Eugene J. Boyle                       39     06/00        CFO, COO, and Director
Dr. Thomas Lang                       54     06/04        Chief Drug Development
                                                          Officer
George Weaver                         39     07/03        Regulatory Affairs
Kristi Eads                           35     11/00        Vice President, and
                                                          Corporate Secretary
Dr. Vassilios Papadopoulos (4)        44     03/01        Director
Douglas D. Bessert (1)                47     03/01        Director
Dr. Erasto R. C. Saldi (3)(4)         45     05/03        Director
Welter Budd Holden (2)(3)             74     10/97        Director
H. Thomas Winn (1)                    64     03/99        Director
Cynthia C. Thompson (1)(2)            45     03/99        Director

(1) Member of the Audit and Finance Committee.
(2) Member of the Compensation and Governance Committee.
(3) Member of the Nominating Committee.
(4) Member of the Science and Technology Advisory Committee.

Dr. Janet Greeson, Chairman, President and CEO led the efforts that resulted in the Georgetown University collaboration. Samaritan has benefited from Dr. Greeson's strong leadership, business acumen, knowledge of public markets and negotiation skills. Dr. Greeson is a seasoned healthcare professional with over two decades of corporate experience focused on emerging growth, mergers and acquisitions. She is a co-inventor with 18 patent applications, and presently has nine peer reviewed journal publications. She is a best selling author and renown public speaker whose guest appearances on numerous radio and TV Talk shows has opened the door to tell the Samaritan story in a concise and professional manner. In the past, Dr. Greeson developed "Psychiatric Hospital Programs" for the US Navy and went on to develop a model to grow hospital units nationwide which was later sold to Columbia/HCA (NYSE:COL). After being acquired, Dr. Greeson went on to facilitate over 20 more hospital acquisitions for Columbia. Dr. Greeson has an eclectic past, once working with Mother Theresa and was privileged to be the U.S. Congressional Nominee for the State of Nevada in 1994, winning the primary without spending a dollar to campaign. Dr. Greeson currently serves on the Board of Restaurant Connections International, Inc., a company with approximately 20 licensed Pizza Huts in Brazil. Dr. Greeson devotes substantially all of her time to the affairs of Samaritan Pharmaceuticals.

Mr. Eugene J. Boyle, a Co-Founder of Samaritan, has been a Director since 2000 and serves as Chief Financial Officer and Chief Operations Officer. Mr. Boyle attended Notre Dame and has received a BSE from Tulane University. He is a veteran of the US Navy serving as a Lt. during the Gulf War. Upon discharge, he then returned to graduate school earning his MBA in Entrepreneurship from Babson College, Boston, MA and his Juris Doctor from Concord Law School, Los Angeles, CA. He devotes his time to business development aspects of Samaritan, SEC filings, patent prosecution and numerous other legal and business affairs.

Mr. Boyle is also a founder of the "Samaritan Innovative Science Foundation", dedicated to provide free HIV drugs to children of the world; a BioFutureBus to further science with children; and to develop often overlooked orphan drugs for the benefit of the world community. In the past, Mr. Boyle was employed by Columbia/HCA (NYSE:HCA) as its Chief Operations Officer for the southeast region and also assisted with mergers and acquisitions of numerous hospitals. He also has served on the Advisory Board of Nevada Gold and Casinos (AMEX:UWN). Mr. Boyle is a Charted Financial Analyst candidate, has passed the series 7 and 63 securities brokerage registered representative exams, although he is not a practicing representative.

Dr. Thomas Lang, the Chief Drug Development Officer for Samaritan since 2004, was the C.E.O. and President of Strategic Development Consulting and the former Vice Chairman and President of Serono Inc., (the US Company of Serono, S.A., the world's third largest biotech company). Dr. Lang is a highly regarded senior executive with over twenty-five years of experience in the pharmaceutical and biotech industry. Dr. Lang holds technical degrees in Chemistry and Pharmacy, an MBA degree, a Ph.D. degree, and is a registered pharmacist in the State of New Jersey.

Prior to founding Strategic Development Consulting, Mr. Lang had a very successful career with such companies as Ciba-Geigy, Janssen, Warner-Lambert, Organon, and, most recently, Serono. After joining Serono in 1995, Dr. Lang held increasingly senior executive level positions within Serono while successfully guiding the company's short and long-term tactical and strategic planning for overall product development and commercialization of its traditional and advanced biotech products in the therapeutic areas of Fertility, Growth, Metabolism & Immunology, and Multiple Sclerosis in the US. This has lead to the commercialization of seven products (5 of which were recombinant products), which currently account for more than 95% of the company's sales.

Mr. George Weaver, has worked in the area of Regulatory Affairs for Samaritan since 2003. Mr. Weaver majored in chemistry, minored in business economics, and was one of a select group of students to successfully petition UCLA and participate in an accelerated Pre-Medicine/Medicine program. After working as an environmental toxicology consultant for two years, Mr. Weaver earned a Bachelor's of Science in Environmental Engineering and assumed an appointed position as Chair of Industry Waste Classification and Toxicology Focus Group under the California Department of Toxic Substances Control Regulatory Structure Update. Mr. Weaver also worked for and under contract with the United States Navy Public Works Center. Mr. Weaver is responsible for several environmental and toxicological advances within the Department of Defense including a notable contribution to the DOD Uniform National Discharge Standards (UNDS) guidelines created jointly with the United States Environmental Protection Agency and the US Coast Guard; development of the Navy's toxicological profile guidelines for hazardous materials and wastes in San Diego; and significant contribution to the development of DOD radiological, biohazardous, and infectious materials permitting guidelines.

Ms. Kristi Eads, has served as Vice President of Investor Relations since January of 2004 and joined Samaritan in 2000. Ms. Eads oversees all communications with the investment community, public and private. Ms. Eads brings with her a diverse experience in investor and corporate relations, accounting and marketing. Prior to joining Samaritan, Ms. Eads work related experience in advertising, banking and the political arena has enhanced her overall ability to communicate the Samaritan story. Ms. Eads has a Bachelor of Arts from the University of Oregon, and is a Juris Doctorate Degree candidate with Concord University.

Dr. Vassilios Papadopoulos, D.Pharm., Ph.D., has been a Director of Samaritan since 2001 and moves to the position of chief scientist (consultant) of the Science and Technology Advisory Committee June 2005 due to conflict of interest issues. Dr. Papadopoulos is Professor and Chair at the Department of Biochemistry & Molecular Biology at Georgetown University Medical Center. Dr. Papadopoulos and his group of scientists originally assisted Samaritan with work on using Procaine (HCL) to control stress-induced cortisol production by the human adrenal cells. Dr. Papadopoulos has over twenty years of experience and over 140 peer review article publications in the Biopharmaceutical field and numerous patents in the field of steroid biosynthesis, Alzheimer's disease and cancer.

Mr. Douglas D. Bessert, as a Director since 2001, has shown an enormous ability to raise private capital with an extensive network of contacts. Mr. Bessert has over 20 years of financial and investor relationship experience, with an emphasis in small entrepreneurial companies. In the past, he served as a Branch Manager at a stock brokerage firm in charge of nine other brokers, handling all compliance and investor problems for the office. Mr. Bessert was the Founder and CFO of Thorofare Resources Inc., a regional Oil and Gas company with production and employees in 8 states. He also was a Financial Consultant that managed portfolios for over 230 clients managing in excess of $43 million in assets. During his tenure as a financial consultant, he was heavily involved in leveraged buyouts, raising private capital, and acquisitions of many entities. Mr. Bessert received his BS in Marketing from the University of Wyoming.

Dr. Erasto R. C. Saldi, has been a Samaritan Director since 2003. Currently, Dr. Saldi is and setup a network of primary clinics in Las Vegas with the intent of establishing these clinics as research centers for clinical trials. From 1999 to 2004, Dr. Saldi was the Medical Director of Fremont Medical Clinic, Desert Lane Care Center, and Cheyenne Care Center, where he improved physician compliance and formulated patient care protocols. From 1996 to 1997, he was Chief Resident, Internal Medicine and from 1997 to 1998, he served as Assistant Clinical professor, Internal Medicine at the University of Nevada, School of Medicine, Las Vegas, NV. Dr. Saldi has also has extensive experience as an Internist, Principal Investigator and manager of clinical research trials.

Welter "Budd" Holden, as a Co-Founder and Director since 1997, Mr. Holden has assisted the Company in recruiting and networking patients for clinical trials. He is a well-known designer who has consulted with the rich and famous throughout his whole life. He is a renowned networker and has presented Samaritan to many of his past clients and venture capital groups, including principals of pharmaceutical companies. Although for the past five years Mr. Holden has been an independent consultant providing architectural and interior design advice, he spends the majority of his time trying to further Samaritan. Mr. Holden is the Chairman of our Business Advisory Board and acts as liaison to the "Samaritan Innovative Science Foundation". He received his BA in architectural and interior design from the Pratt Institute.

Mr. H. Thomas Winn, has served as a Director to Samaritan since 1999 and is Chairman of the Audit Committee. Mr. Winn has been Chairman, President, and CEO of Nevada Gold & Casinos, Incorporated (AMEX: UWN) since 1994. Under Mr. Winn's leadership, UWN has successfully concentrated on acquisition and development of premier gaming and entertainment ventures, and is currently involved in seven gaming projects in Colorado, California, New Mexico and Arizona. Since 1983, Mr. Winn has served as President of Aaminex Capital Corporation, a financial consulting and venture capital firm involved in food and beverage, real estate, mining, and environmental activities. Mr. Winn has formed numerous investment limited partnership and capital formation ventures, ranging from motion pictures to commercial real estate and mining projects.

Ms. Cynthia C. Thompson, has served as a Director to Samaritan since 1999 and is Chairman of the Compensation Committee. Ms. Thompson is President/CEO and founder of Quest Entertainment, Inc. She leads Quest's efforts in providing technology solutions to the gaming industry focusing primarily on slot machines and table game innovations. She began her extensive financial background in corporate finance and institutional sales at leading Wall Street investment firms. Ms. Thompson also serves on the board of Restaurant Connections International, Inc. and is a founder and financial advisor to Houston-based Nevada Gold & Casinos, Inc.
(AMEX:UWN).

                      THE BOARD OF DIRECTORS AND COMMITTEES

The Board of Directors, held in person meetings, conference calls or unanimous consents 16 times during the year ended December 31, 2004, of which 14 were unanimous actions adopted by the Board. All of our directors attended more than 100% of the aggregate of the total number of meetings of our board. The Company has formed, by determination of the Board of Directors, an Audit Committee, with Lead Independent Director Winn as Chairman, who is independent and a financial expert as used in Item 7(d)(3)(iv) of Schedule 14 A (240.14a-101 of this chapter) under the Exchange Act. The Audit Committee held five meetings during the year 2004. The Compensation Committee, with Independent Director Thompson, as Chairman held one meeting during the year 2004. The Nomination Committee, with Independent Director Thompson, as Chairman held one meeting during the year 2004.

Class I directors shall serve until the 2007 annual meeting, Class II directors shall be elected to serve until the 2006 annual meeting. Class III directors shall be elected to serve until the 2008 annual meeting. Each director elected shall serve until his successor is elected and duly qualified.

The board of directors currently does have a nominating committee that believes members of the Company's Board of Directors (the "Board") must possess certain basic personal and professional qualities in order to properly discharge their fiduciary duties to shareholders, provide effective oversight of the management of the Company and monitor the Company's adherence to principles of sound corporate governance. Although there are formal procedures for you to nominate persons to serve as directors, the board of directors will consider recommendations from you, which should be addressed to Samaritan Pharmaceuticals, Inc., 101 Convention Center Drive, Suite 310, Las Vegas, Nevada 89109. Our officers are elected by our board of directors and serve until the earlier of their resignation or removal, or until their successors have been duly elected and qualified.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information we know with respect to the beneficial ownership of our common stock as of December 31, 2004, for each person or group of affiliated persons, whom we know to beneficially own more than 5% of our common stock. The table also sets forth such information for our directors and executive officers, individually and as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, or SEC. Except as indicated by footnote, to our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Options to purchase shares of common stock that are exercisable within 60 days of April 26, 2004 are deemed to be beneficially owned by the person holding such options for the purpose of computing ownership of such person, but are not treated as outstanding for the purpose of computing the ownership of any other person. Applicable percentage of beneficial ownership is based on 132,010,199 shares of common stock outstanding as of December 31, 2004.

Unless otherwise indicated in the footnotes, the address for each listed stockholder is: c/o Samaritan Pharmaceuticals, Inc., 101 Convention Center Drive, Suite 310, Las Vegas, Nevada 89109.


                                                                                                     Percentage of Total
                                                                                Total Number of      Number of Shares
                                    Number of Options     Number of Shares     Options and Shares    and Options
Beneficial Owner                    Beneficially Owned   Beneficially Owned    Beneficially Owned    Beneficially Owned
----------------                    ------------------   ------------------    ------------------    -------------------
Dr. Janet Greeson                    11,679,902              4,447,642             16,127,544               12.2%
Eugene J. Boyle                       5,395,028              1,394,250              6,789,278                 5.1%
Dr. Vassilios Papadopoulos            1,250,000                100,000              1,350,000                 1.0%
Douglas D. Bessert                       50,000                      0                 50,000                   *
Dr. Jugan Saldi                          25,000                      0                 25,000                   *
Welter "Budd" Holden                    200,000              2,509,421              2,709,421                 2.1%
H. Thomas Winn                          100,000                 40,000                140,000                   *
Cynthia C. Thompson                     100,000                643,555                743,555                   *
Thomas Lang                           1,325,000                      0              1,325,000
1.0%
George Weaver                            50,000                      0                 50,000                   *
All Executive officers and
directors as a group (ten persons)   20,174,930              9,134,868             29,309,798                21.4%
--------------------
*     Less than 1%

Whereas, the officer or director had previously elected to exercise options or deferred compensation through a program that involves the crediting of deferred shares of the Company's common stock held in the Trust under Samaritan Pharmaceuticals, Inc. Executive Benefit Plan for distribution to the executive after termination of employment, the shares were excluded from the above calculation. As of December 31, 2004, the company has issued 31,970,749 shares into said trusts with the following credit allocation: Dr. Janet Greeson (13,298,509), Mr. Eugene J. Boyle (10,925,186), Mr. Doug Bessert (4,855,855),
Dr. Vassilios Papadopoulos (1,497,845), George Weaver (600,117), Mr. Welter Holden (518,237), Ms. Cynthia C. Thompson (100,000), Mr. H. Thomas Winn (80,000), Kristi Eads (75,000) and Dr. Erasto R. C. Saldi, MD (20,000).

                            AUDIT COMMITTEE REPORT ON
                 DECEMBER 31, 2004 AUDITED FINANCIAL STATEMENTS

The Audit Committee of our board of directors of the Company is composed of three independent directors. The Audit Committee operates under a written charter adopted by our board of directors and attached as Exhibit A to Proxy Statement filed on April 3, 2001.

The Audit Committee is responsible for overseeing the company's financial reporting process on behalf of our board of directors. The members of the Audit Committee consist of Independent Directors, H. Thomas Winn, Cynthia C. Thompson, Brian Sullivan. In last part of 2004, Brian Sullivan passed away and the board appointed Doug Bessert to serve until the next annual shareholder meeting. Each year, the Audit Committee recommends to our board of directors, subject to stockholder ratification, the selection of the Company's independent auditors.

Management is responsible for the Company's financial statements and the financial reporting process, including internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and Sherb & Co., LLP, the Company's independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with Sherb & Co., LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). These matters included a discussion of Sherb & Co., LLP's judgments about the quality (not just the acceptability) of the Company's accounting principles as applied to financial reporting.

Sherb & Co., LLP also provided the Audit Committee with the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Sherb & Co., LLP that firm's independence. The Audit Committee further considered whether the provision by Sherb & Co., LLP of the non-audit services described elsewhere in this Proxy Statement is compatible with maintaining the auditors' independence.

Based upon the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representation of management and the disclosures by the independent auditors to the Audit Committee, the Audit Committee recommended to our board of directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended the selection of Sherb & Co., LLP as the company's independent auditors for 2005, subject to stockholder ratification.
             /s/ H. Thomas Winn, /s/ Cynthia C. Thompson, /s/ Douglas D. Bessert

                             EXECUTIVE COMPENSATION

The Compensation Committee ("CC") of the Board of Directors administers our executive compensation program. Each member of the CC is a non-employee Independent Director. The CC is responsible for establishing salaries and administering the incentive programs for our Chief Executive Officer, and other executive officers.

Compensation Philosophy
The CC has designed Samaritan's compensation program based on the philosophy that all of our executives are important to our success, with our executive officers setting the direction of our business and having overall responsibility for our results. Like other pharmaceuticals companies, we operate in a highly competitive and difficult economic environment. Accordingly, the CC has structured Samaritan's compensation to accomplish several goals: 1) attract and retain very talented individuals, 2) reward creativity in maximizing business opportunities, and 3) enhance shareholder value by achieving our short-term and long-term business objectives.

Base Salary
The CC considers the peer data discussed above as well as individual performance when approving base salaries for executive officers. The CC evaluates individual performance based on the achievement of corporate or divisional operating goals and subjective criteria, as well as the Chief Executive Officer's evaluation of the other executive officers. No specific weight is assigned to any particular factor. Dr. Greeson, Mr. Boyle, and Dr. Thomas Lang each have employment agreements negotiated on an arm's-length basis with the CC that provide a minimum annual base salary. In setting base salary, the Board considered the contributions of each executive to our company, compensation paid by peer companies and outside compensation reports.

Stock Options
The short and long-term compensation program includes stock options granted under the Stock Incentive Plan as well as non-qualified stock options. The Option Plan is designed to reward executives for achieving long-term financial performance goals over a three-year to ten-year period, provide retention incentives for executives, and tie a significant portion of an executive's total compensation to our long-term performance. Stock options for our executive officers and key associates are part of our incentive program and link the enhancement of shareholder value directly to their total compensation. The CC determines the number of stock options granted based upon several factors: 1) level of responsibility, 2) expected contribution towards our performance, and
3) total compensation strategy for mix of base salary, short-term incentives and long-term incentives. The following tables and notes present information concerning compensation to the Company's Chief Executive Officer and to the Company's most-highly compensated executive officers other than the Company's Chief Executive Officer who were serving at December 31, 2004.


Summary Compensation Table
                                    Annual Compensation                Long Term Compensation
---------------------------- -------------------------------------     ----------------------
Name and                           Year      Salary ($)     Accrual        Restricted     Securities        Other
Principle Position                                          Salary ($)      Stock         Underlying    Compensation (3)
                                                                            Awards ($)    Options
----------------------------     --------  ------------    -----------   --------------  ------------ -------------------
Janet Greeson                     2004      $437,582          $-0-          $-0-          4,253,560          $19,559
Chairman, CEO,                    2003      $247,687          $-0-          $169,058      2,582,238          $ 8,871
President (1)                     2002      $264,983          $-0-          $131,917      1,532,210          $ 9,337

Eugene J. Boyle                   2004      $278,645        $13,076         $-0-          2,126,780          $600
CFO, COO (1)                      2003      $156,200          $-0-          $121,630      1,291,119          $1,200
                                  2002      $97,533           $-0-          $167,067        766,105          $3,667

Thomas Lang                       2004      $173,538          $-0-          $-0-          1,300,000          $-0-
Drug Development
(1)(2)(4)

George Weaver                     2004      $89,863         $30,137         $-0-                 -0-         $-0-
Regulatory Affairs                2003      $18,462           $-0-          $51,538          50,000          $-0-
(4)

(1) The Company engaged the executive pursuant to a written agreement, Dr. Janet Greeson and Eugene J. Boyle filed as an exhibit to 10-QSB, including any amendments, on August 14, 2002 and incorporated herein by reference. Dr. Thomas Lang filed as an exhibit to 10-QSB, including any amendments, on August 16, 2004.

(2) The Company engaged the executive pursuant to a written agreement effective June 1, 2004. The annual salary for said Executive is $300,000 and received a grant of 1,200,000 options. One quarter (1/4) of said Stock Options vest every year. The price of the options was $1.08 with a term of 10 years. Upon termination of Executive, as provided hereinafter, Executive's said 1,200,000 options (vested and non-vested) shall expire within 30 days.

(3) The amounts shown in this column cover amounts for the payment of Medicare/Social Security taxes, life insurance premiums and life annuity premiums for the benefit of the particular employee, and the employers matching contribution to the particular employees 401(k).

(4) Excludes payments to Strategic Development Consulting, Inc., to which Dr. Thomas Lang was an employee, before he was engaged pursuant to written agreement with Samaritan Pharmaceuticals. Payments to Strategic Development Consulting, Inc. included $50,000 and a five year option for 25,000 shares with an excise price of .50 for work prior to June 2004. Excludes a one time grant of 75,000 restricted shares into George Weaver deferred compensation trust at the end of 2004.


Option Grants in Last Fiscal Year
Name                              Number of          % of Total
                                  Securities         Options
                                  Underlying         Granted to        Exercise                        Grant Date
                                  Options Granted    Employees in      Base Price       Expiration     Present Value
                                  (#)(1)             Fiscal Year       ($/Sh)               Date       ($)(2)
------------------------------    ---------------    ---------------   -------------    ------------ ------------------
Janet Greeson (1)                   4,253,560             54%             $0.34          01/02/2014        467,891
Eugene J. Boyle (1)                 2,126,780             27%             $0.34          01/02/2014        233,945
Thomas Lang (1)                     1,300,000             17%             $1.08          06/16/2014        507,000
Thomas Lang (1)                       100,000              *              $1.00          06/16/2007         28,000
George Weaver                          50,000              *              $0.34          01/02/2014          5,500

(1) The Company engaged the executive pursuant to a written agreement, with Dr. Janet Greeson and Eugene J. Boyle filed as an exhibit to 10-QSB, including any amendments, on August 14, 2002 and incorporated herein by reference, with Dr. Thomas Lang filed as an exhibit to 10-QSB, including any amendments, on August 16, 2004 and incorporated herein by reference.

(2) The grant date present values per option share were derived using the Black-Scholes option pricing model in accordance with the rules and regulations of the Securities and Exchange Commission and are not intended to forecast future appreciation of the Company's stock price. The options expiring on January 2, 2014 had a grant date present value of $.11 per option share. The Black-Scholes model with no dividend was used with the following assumptions: volatility of 25% based on a historical weekly average over five years; risk free interest of 3.72% based on a U.S. Treasury rate of five years; and a 10 year option life. The options expiring on January 16, 2014 had a grant date present value of $ .39 per option share. The Black-Scholes model with no dividend was used with the following assumptions: volatility of 25% based on a historical weekly average over five years; risk free interest of 3.72% based on a U.S. Treasury rate of five years; and a 10 year option life. The options expiring on January 16, 2007 had a grant date present value of $ .28 per option share. The Black-Scholes model with no dividend was used with the following assumptions: volatility of 25% based on a historical weekly average over five years; risk free interest of 3.72% based on a U.S. Treasury rate of five years; and a 5 year option life.


Aggregate Option Exercises in Last Fiscal Year and FY-End Option Values
Name                             Shares              Value              Number of             Number of
                                 Acquired on         Realized           Securities            Unexercised In
                                 Exercised           ($)(2)             Underlying            the Money
                                 (#)(1)                                 Unexercise            Options at
                                                                        Options at            FY-End ($)(3)
                                                                        FY-End(#)
--------------------------      ---------------    ---------------     -----------------   ------------------
Janet Greeson                      4,141,941              -0-               11,679,902          5,345,785
Eugene J. Boyle                    1,986,163              -0-                5,395,028          2,539,631
Thomas Lang (4)                           -0-             -0-                1,325,000             12,000
George Weaver                             -0-             -0-                   50,000             32,000

(1) These options were exercised and reloaded pursuant to terms stated in the options agreement.
(2) The Company engaged the executive pursuant to a written agreement which allow the executive to defer compensation into a trust agreement described below.
(3) Value of unexercised in-the-money options is calculated based on the fair market value of the underlying securities without restriction, minus the exercise price, and assumes sale of the underlying securities on December 31, 2004, the last trading day for 2004, at a price of .98 per share, the fair market value of the Company's Common Stock on such date.
(4) Executive received a grant of 1,200,000 options. One quarter (1/4) of said Stock Options vest every year. The price of the options was $1.08 with a term of 10 years. Upon termination of Executive, as provided hereinafter, Executive's said 1,200,000 options (vested and non-vested) shall expire within 30 days.

401(k) Plan
We adopted a tax-qualified employee savings and retirement plan, or 401(k) plan, covering our full-time employees located in the United States. The 401(k) plan is intended to qualify under Section 401(k) of the Internal Revenue Code of 1986, as amended, so that contributions to the 401(k) plan by employees, and the investment earnings thereon, are not taxable to employees until withdrawn from the 401(k) plan. Under the 401(k) plan, employees may elect to reduce their current compensation up to the statutorily prescribed annual limit and have the amount of such contribution contributed to the 401(k) plan. The 401(k) plan does permit additional matching contributions to the 401(k) plan by us on behalf of participants in the 401(k).

Employment Agreements
The Company engaged the executive pursuant to a written agreement between Dr. Janet Greeson and Eugene J. Boyle filed as an exhibit to 10-QSB, including any amendments, on August 14, 2002 and incorporated herein by reference. In each agreement, the executive is entitled to base salary and stock options based on a formula not to be less 250,000 options per year. The executive is also entitled to convert his salary into shares of the Company based on the formula for the Company's security. See "Executive Compensation" for amounts of base salary and stock options for each executive. The executive is also allowed to participate in all of Samaritan Pharmaceutical's benefit programs, if the Company offers the programs to any other employee.

If executive terminates by reason of death, disability, incapacity or termination by Samaritan Pharmaceuticals other than for cause, the executive will be entitled to continuation of base salary and health and similar benefits for defined periods, payment of stock options and deferred compensation awards. In each case, the executive agreed to a non-compete clause for the term of his employment.

In the event of a change of control, the executive would also vest in his or her options. The executive would also no longer be subject to non-competition undertakings. If a change of control were followed by termination of employment resulting from a change of control termination, in lieu of the severance benefits described above, the executive would be entitled to receive a payment equal to three times base salary and yearly options. For up to three years following termination Samaritan Pharmaceuticals would also be obligated to provide continued health and other insurance and disability benefits. We would also be obligated to pay all legal fees and expenses reasonably incurred by the executive in seeking enforcement of contractual rights following a change of control. If change of control payments and benefits to any of Dr. Greeson, and/or Mr. Boyle were sufficient to result in an excise tax under the so-called "golden parachute" provisions of the Code, we would be obligated to pay the executive a tax gross-up payment. All three executives are also awarded options based on increases in market capitalization starting with the market capitalization of $12,500,000. In addition to the salary and other benefits described above, Mr. Bessert was awarded 100,000 options at $1.00 on restricted stock that were vested as the signing of his employment contract.

Dr. Papadopoulos has an engagement agreement with Samaritan Pharmaceuticals, Inc., which does not prohibit Dr. Papadopoulos from being employed by other entities. Dr. Papadopoulos has disclosed that he receives payments and benefits from other entities including Georgetown University. He is compensated on a monthly basis, which he has the option to convert his compensation into shares plus he receives 250,000 warrants per year for the life of the contract.

Trust Agreements
The Company has entered into trust agreements and appointed trustees that are non directors or officers providing for the payment out of the assets of the trusts accrued under the Company's various benefit plans, employment agreements and other employment arrangements as the Company specify from time to time. To the extent not already irrevocable, the trusts would become irrevocable upon a change of control of Samaritan Pharmaceuticals. The Company may make contributions to the trusts from time to time, and additional funding could be required upon a change of control. To the extent funded, the trusts are to be used, subject to their terms and to the claims of the Company's general creditors in specified circumstances, to make payments under the terms of the benefit plans, employment agreements and other employment arrangements from time to time specified by the Company.

Indemnification Agreements
The Company has entered into indemnification agreements with each of its directors and officers, indemnifying them against expenses, settlements, judgments and fines incurred in connection with any threatened, pending or completed action, suit, arbitration or proceeding, where the individual's involvement is by reason of the fact that he or she is or was a director or officer or served at our request as a director of another organization (except that indemnification is not provided against judgments and fines in a derivative suit unless permitted by Nevada law.) An individual may not be indemnified if he or she is found not to have acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of Samaritan Pharmaceuticals, except to the extent Nevada law shall permit broader contractual indemnification. The indemnification agreements provide procedures, presumptions and remedies designed to substantially strengthen the indemnity rights beyond those provided by Samaritan Pharmaceutical's Certificate of Incorporation and by Nevada law.

                         SAMARITAN PHARMACEUTICALS, INC.
                            2005 STOCK INCENTIVE PLAN


1.       Establishment, Purpose and Types of Awards

         Samaritan Pharmaceuticals, Inc., a Nevada corporation (the "Company"), hereby establishes the SAMARITAN PHARMACEUTICALS, INC. 2005 STOCK INCENTIVE PLAN (the "Plan"). The purpose of the Plan is to promote the long-term growth and profitability of the Company by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Company, and (ii) enabling the Company to attract, retain and reward the best-available persons.

         The Plan permits the granting of stock options (including incentive stock options qualifying under Code Section 422 and nonqualified stock options), stock appreciation rights, restricted or unrestricted share awards, phantom stock, deferred share units, performance awards, other stock-based awards, or any combination of the foregoing.

2.       Definitions

         Under this Plan, except where the context otherwise indicates, the following definitions apply:

     (a) "Affiliate" shall mean any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies, and partnerships). For this purpose, "control" shall mean ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the entity.

     (b) "Applicable Law" means the legal requirements relating to the administration of options and share-based plans under applicable U.S. federal and state laws, the Code, any applicable stock exchange or automated quotation system rules or regulations, and the applicable laws of any other country or jurisdiction where Awards are granted, as such laws, rules, regulations and requirements shall be in place from time to time.

     (c) "Award" shall mean any stock option, stock appreciation right, stock award, phantom stock award, performance award, or other stock-based award.

     (d) "Board" shall mean the Board of Directors of the Company.

     (e) "Cause" for termination of a Participant's Continuous Service shall either have the meaning set forth in any employment-related written agreement between the Participant and the Company, or mean that the Participant is terminated from employment or other service with the Company or an Affiliate for any of the following reasons after receiving both a specific written notice of the conduct that the Board considers "Cause" and a reasonable opportunity to cure such conduct (if it is reasonably capable of being cured): (i) the Participant's willful failure to substantially perform his or her duties and responsibilities to the Company or deliberate violation of a material Company policy; (ii) the Participant's commission of any material act or acts of fraud, embezzlement, dishonesty, or other willful misconduct; (iii) the Participant's material unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant's willful and material breach of any of his or her obligations under any written agreement or covenant with the Company. The Board shall in its discretion determine whether or not a Participant is being terminated for Cause. The foregoing definition does not in any way limit the Company's ability to terminate a Participant's employment or consulting relationship at any time, and the term "Company" will be interpreted herein to include any Affiliate or successor thereto, if appropriate.

     (f) "Change in Control" means: (i) the acquisition (other than from the Company) by any Person, as defined in this Section 2(f), of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of 50% or more of (A) the then outstanding shares of the securities of the Company; or (B) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of Directors (the "Company Voting Stock"); (ii) the closing of a sale or other conveyance of all or substantially all of the assets of the Company; or
(iii) the effective time of any merger, share exchange, consolidation, or other business combination of the Company if immediately after such transaction persons who hold a majority of the outstanding voting securities entitled to vote generally in the election of directors of the surviving entity (or the entity owning 100% of such surviving entity) are not persons who, immediately prior to such transaction, held the Company Voting Stock. For purposes of this
Section 2(f), a "Person" means any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended, other than: employee benefit plans sponsored or maintained by the Company and corporations controlled by the Company.

     (g) "Code" shall mean the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

     (h) "Common Stock" shall mean shares of common stock of the Company, par value of one tenth of a cent ($0.001) per Share.


     (i) "Consultant" shall mean any person, including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.

     (j) "Continuous Service" shall mean the absence of any interruption or termination of a Participant's service as an Employee, Director, or Consultant. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (iv) in the case of transfers between locations of the Company or between the Company, its Affiliates or their respective successors. Changes in status between a Participant's service as an Employee, Director, and a Consultant will not constitute an interruption of Continuous Service.

     (k) "Deferred Share Units" shall mean Awards pursuant to Section 10 of the Plan.

     (l) "Director" shall mean a member of the Board, or a member of the board of directors of an Affiliate.

     (m) "Disabled" shall mean a condition under which a Participant


                  (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or

                  (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, received income replacement benefits for a period of not less than 3 months under an accident or health plan covering Employees of the Company.


     (n) "Eligible Person" shall mean any Consultant, Director or Employee and includes non-Employees to whom an offer of employment has been extended.

     (o) "Employee" shall mean any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

     (p) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (q) "Fair Market Value" shall mean, with respect to a share of the Company's Common Stock for any purpose on a particular date, the value determined by the Administrator in good faith. However, if the Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, and listed for trading on a national exchange or market, "Fair Market Value" shall mean, as applicable, (i) either the closing price or the average of the high and low sale price on the relevant date, as determined in the Administrator's discretion, quoted on the American Stock Exchange; (ii) the last sale price on the relevant date quoted on the Nasdaq SmallCap Market; (iii) the average of the high bid and low asked prices on the relevant date quoted on the Nasdaq OTC Bulletin Board Service or by the National Quotation Bureau, Inc. or a comparable service as determined in the Administrator's discretion; or (iv) if the Common Stock is not quoted by any of the above, the average of the closing bid and asked prices on the relevant date furnished by a professional market maker for the Common Stock, or by such other source, selected by the Administrator. If no public trading of the Common Stock occurs on the relevant date, then Fair Market Value shall be determined as of the next preceding date on which trading of the Common Stock does occur. For all purposes under this Plan, the term "relevant date" as used in this Section 2(q) shall mean either the date as of which Fair Market Value is to be determined or the next preceding date on which public trading of the Common Stock occurs, as determined in the Administrator's discretion.

     (r) "Grant Agreement" shall mean a written document memorializing the terms and conditions of an Award granted pursuant to the Plan and shall incorporate the terms of the Plan. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.

     (s) "Grant Date" shall have the meaning set forth in Section 16 of the Plan.

     (t) "ISO" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.

     (u) "Involuntary Termination" shall mean termination of a Participant's Continuous Service under the following circumstances occurring on or after a Change in Control: (i) termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or (ii) voluntary termination by the
Participant within 60 days following (A) a material reduction in the Participant's job responsibilities, provided that neither a mere change in title alone nor reassignment to a substantially similar position shall constitute a material reduction in job responsibilities; (B) an involuntary relocation of the Participant's work site to a facility or location more than 50 miles from the Participant's principal work site at the time of the Change in Control; or (C) a material reduction in Participant's total compensation other than as part of an reduction by the same percentage amount in the compensation of all other similarly-situated Employees, Directors or Consultants.

     (v) "Nonqualified Option" shall mean an Option not intended to qualify as an ISO, as designated in the applicable Award Agreement.

     (w) "Option" shall mean any stock option granted pursuant to Section 7 of the Plan.

     (x) "Participant" shall mean any holder of one or more Awards, or the Shares issuable or issued upon exercise of such Awards, under the Plan.

     (y) "Performance Awards" shall mean Performance Units and Performance Compensation Awards granted pursuant to Section 13 of the

Plan.

     (z) "Performance Compensation Awards" shall mean Awards granted pursuant to
Section 13(b) of the Plan.

     (aa) "Performance Unit" means Awards granted pursuant to Section 13(a) of the Plan which may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.

     (bb) "Person" means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.

     (cc) "Phantom Stock" shall mean Awards pursuant to Section 11 of the Plan.

     (dd) "Reporting Person" shall mean an officer, Director, or greater than ten percent shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

     (ee) "Restricted Shares" shall mean Shares subject to restrictions imposed pursuant to Section 9 of the Plan.


     (ff) "Restricted Share Units" shall mean Awards pursuant to Section 9 of the Plan.

     (gg) "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

     (hh) "SAR" or "Share Appreciation Right" shall mean Awards granted pursuant to Section 8 of the Plan.


     (ii) "Share" shall mean a share of Common Stock of the Company, as adjusted in accordance with Section 15 of the Plan.

     (jj) "Ten Percent Holder" shall mean a person who owns stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Affiliate.

     (kk) "Unrestricted Shares" shall mean Shares awarded pursuant to Section 9 of the Plan.

3. Administration

     (a) Administration of the Plan. The Plan shall be administered by the Board or by such committee or committees as may be appointed by the Board from time to time (the Board, committee or committees hereinafter referred to as the "Administrator").

     (b) Powers of the Administrator. The Administrator shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards.

         The Administrator shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to: (i) determine the eligible persons to whom, and the time or times at which Awards shall be granted; (ii) determine the types of Awards to be granted; (iii) determine the number of shares to be covered by or used for reference purposes for each Award; (iv) impose such terms, limitations, restrictions and conditions upon any such Award as the Administrator shall deem appropriate; (v) modify, amend, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards (provided however, that, except as provided in Section 7(d) of the Plan, any modification that would materially adversely affect any outstanding Award shall not be made without the consent of the holder); (vi) accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee's employment or other relationship with the Company; and (vii) establish objectives and conditions, if any, for earning Awards and determining whether Awards will be paid after the end of a performance period.

         The Administrator shall have full power and authority, in its sole and absolute discretion, to administer and interpret the Plan and to adopt and interpret such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable.


     (c) Non-Uniform Determinations. The Administrator's determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Grant Agreements evidencing such Awards) need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated. The Administrator's prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter.

     (d) Limited Liability. To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

     (e) Indemnification. To the maximum extent permitted by law and by the Company's charter and by-laws, the members of the Administrator shall be indemnified by the Company in respect of all their activities under the Plan.

     (f) Effect of Administrator's Decision. The Administrator shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Grant Agreements. All actions taken and decisions and determinations made by the Administrator on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Administrator's sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any participants in the Plan and any other Employee, Consultant, or Director of the Company, and their respective successors in interest. The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly made in bad faith or materially affected by fraud.

4. Shares Available for the Plan; Maximum Awards

     (a) General. Subject to adjustments as provided in Section 15(b) of the Plan, the number of Awards that may be granted under the Plan in each calendar year during any part of which the Plan is in effect shall not exceed ten percent (10%) of the total shares of Common Stock outstanding on a fully diluted basis, without taking into account Awards outstanding under the Plan that are exercisable for or convertible into Common Stock or that are unvested stock Awards ("Outstanding Awards"), at the close of business on the last day of the preceding calendar year, less the number of shares subject to Outstanding Awards at the close of business on that date. Notwithstanding the foregoing, in no event shall more than an aggregate of not more than three percent (3%) of the total shares of within the plan may be subject to ISO Awards during the term of the Plan. The Company shall reserve as of the beginning of each calendar year a sufficient number of Shares to satisfy outstanding Awards under the Plan and the number of additional shares available for issuance in accordance with the formula stated above. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any Shares, or if any Shares are surrendered to the Company in connection with any Award (whether or not such surrendered shares were acquired pursuant to any Award), or if any shares are withheld by the Company, the shares subject to such Award and the surrendered and withheld shares shall thereafter be available for further Awards under the Plan; provided, however, that any such shares that are surrendered to or withheld by the Company in connection with any Award or that are otherwise forfeited after issuance shall not be available for purchase pursuant to ISOs. For all Awards, the Shares of Common Stock issued pursuant to the Plan may be authorized but unissued Shares, Shares that the Company has reacquired or otherwise holds in treasury, or Shares held in a grantor or other trust that the Board approves.

     (b) Specific Award Limitations. Subject to the provisions of Section 15 of the Plan, the maximum number of Shares that the Company may issue in a form other than Options and SARs is seven percent (7%) of the total shares within the plan.

     (c) Individual Award Limits. Subject to adjustments as provided in Section 15(b) of the Plan, the maximum number of Shares of Common Stock subject to Awards of any combination that may be granted during any one fiscal year of the Company to any one individual under this Plan shall be limited to 5,000,000 shares; provided, however, that such maximum number shall be 2,500,000 shares with respect to any individual during the first fiscal year that the individual is employed with the Company or an Affiliate. In addition, during the term of the Plan, no Participant may receive Options and SARs that relate with respect to the total awards available under the plan to more than half of the awards within the Plan. The Administrator will adjust these limitations pursuant to
Section 15(b) below. Such per-individual limits shall not be adjusted to effect a restoration of Shares of Common Stock with respect to which the related Award is terminated, surrendered or canceled.

5. Participation

     Participation in the Plan shall be open to all Employees, Consultants, advisors, sales representatives, officers, and Directors of, and other individuals providing bona fide services to or for, the Company, or of any Affiliate of the Company, as may be selected by the Administrator from time to time. The Administrator may also grant Awards to individuals in connection with hiring, retention or otherwise, prior to the date the individual first performs services for the Company or an Affiliate provided that such Awards shall not become vested or exercisable prior to the date the individual first commences performance of such services. A Participant who has been granted an Award may be granted an additional Award or Awards if the Administrator shall so determine, if such person is otherwise an Eligible Person and if otherwise in accordance with the terms of the Plan.

6. Awards

     (a) General. The Administrator, in its sole discretion, establishes the terms of all Awards granted under the Plan. Awards may be granted individually or in tandem with other types of Awards. All Awards are subject to the terms and conditions provided in the Grant Agreement. The Administrator may permit or require a recipient of an Award to defer such individual's receipt of the payment of cash or the delivery of Common Stock that would otherwise be due to such individual by virtue of the exercise of, payment of, or lapse or waiver of restrictions respecting, any Award. If any such payment deferral is required or permitted, the Administrator shall, in its sole discretion, establish rules and procedures for such payment deferrals.

     (b) Replacement Awards. Subject to Applicable Laws (including any associated Shareholder approval requirements), the Administrator may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Award to a Participant that the Participant surrender for cancellation some or all of the Awards that have previously been granted to the Participant under this Plan or otherwise. An Award that is conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Administrator deems appropriate. In the case of Options and SARs, these other terms may not involve an exercise price that is lower than the exercise price of the surrendered Option or SARs unless the Company's shareholders approve the grant itself or the program under which the grant is made pursuant to the Plan.

7. Option Awards

     (a) Types; Documentation. The Administrator may in its discretion grant ISOs to any Employee and Nonqualified Options to any Eligible Person, and shall evidence any such grants in an Grant Agreement that is delivered to the Participant. Each Option shall be designated in the Grant Agreement as an ISO or a Nonqualified Option, and the same Grant Agreement may grant both types of Options, provided, however, that Awards of ISOs shall be limited to Employees of the Company or of any current or hereafter existing "parent corporation" or "subsidiary corporation," as defined in Code Sections 424(e) and (f), respectively, of the Company. At the sole discretion of the Administrator, any Option may be exercisable, in whole or in part, immediately upon the grant thereof, or only after the occurrence of a specified event, or only in installments, which installments may vary. Options granted under the Plan may contain such terms and provisions not inconsistent with the Plan that the Administrator shall deem advisable in its sole and absolute discretion.

     (b) ISO $100,000 Limitation. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds $100,000, such excess Options shall be treated as Nonqualified Options. For purposes of determining whether the $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted
Options shall be reduced first. In the event that Section 422 of the Code is amended to alter the limitation set forth therein, the limitation of this
Section 7(b) shall be automatically adjusted accordingly.

     (c) Term of Options. Each Grant Agreement shall specify a term at the end of which the Option automatically expires, subject to earlier termination provisions contained in Section 7(e) hereof; provided, that, the term of any Option may not exceed ten years from the Grant Date. In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the term of the ISO shall not exceed five years from the Grant Date.

     (d) Exercise Price. The exercise price of an Option shall be determined by the Administrator in its discretion and shall be set forth in the Grant Agreement, subject to the following special rules:

          (i) ISOs. If an ISO is granted to an Employee who on the Grant Date is a Ten Percent Holder, the per Share exercise price shall not be less than 110% of the Fair Market Value per Share on such Grant Date. If an ISO is granted to any other Employee, the per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date.

          (ii) Nonqualified Options. The per Share exercise price for the Shares to be issued pursuant to the exercise of a Nonqualified Option shall not be less than 100% of the Fair Market Value per Share on the Grant Date.

     (e) Termination of Continuous Service. The Administrator may establish and set forth in the applicable Grant Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant's Continuous Service. The Administrator may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Grant Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards. In no event may any Option be exercised after the expiration of the Option term as set forth in the Grant Agreement.


         The following provisions shall apply to the extent a Grant Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant's Continuous Service:

          (i) Termination other than Upon Disability or Death or for Cause. In the event of termination of a Participant's Continuous Service (other than as a result of Participant's death, disability, retirement or termination for Cause), the Participant shall have the right to exercise an Option at any time within 90 days following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

          (ii) Disability. In the event of termination of a Participant's Continuous Service as a result of his or her being Disabled, the Participant shall have the right to exercise an Option at any time within one year following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

          (iii) Retirement. In the event of termination of a Participant's Continuous Service as a result of Participant's retirement, the Participant shall have the right to exercise the Option at any time within six months following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

          (iv) Death. In the event of the death of a Participant during the period of Continuous Service since the Grant Date of an Option, or within thirty days following termination of the Participant's Continuous Service, the Option may be exercised, at any time within one year following the date of the Participant's death, by the Participant's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the right to exercise the Option had vested at the date of death or, if earlier, the date the Participant's Continuous Service terminated.

          (v)  Cause.  If the  Administrator  determines  that  a  Participant's
Continuous   Service   terminated  due  to  Cause,  the  Participant  shall
immediately forfeit the right to exercise any Option, and it shall be considered immediately null and void.

     (f) Reverse Vesting. The Administrator in its sole and absolute discretion may allow a Participant to exercise unvested Options, in which case the Shares then issued shall be Restricted Shares having analogous vesting restrictions to the unvested Options.

     (g) Buyout Provisions. The Administrator may at any time offer to buy out an Option, in exchange for a payment in cash or Shares, based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made. In addition, but subject to any shareholder approval requirement of applicable law, if the Fair Market Value for Shares subject to an Option is more than 33% below their exercise price for more than 30 consecutive business days, the Administrator may unilaterally terminate and cancel the Option either (i) by paying the Participant, in cash or Shares, an amount not less than the Black-Scholes value of the vested portion of the Option, or (ii) subject to the approval of the shareholders of the Company, by irrevocably committing to grant a new Option, on a designated date more than six months after such termination and cancellation of such Option (but only if the Participant's Continuous Service has not terminated prior to such designated date), on substantially the same terms as the cancelled Option, provided that the per Share exercise price for the new Option shall equal the per Share Fair Market Value of a Share on the date the new grant occurs.

8. Stock Appreciation Rights

     (a) Stock Appreciation Rights. The Administrator may from time to time grant to eligible participants Awards of Stock Appreciation Rights ("SAR"). An SAR entitles the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of
(i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per Share specified in the Grant Agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. Payment by the Company of the amount receivable upon any exercise of an SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. If upon settlement of the exercise of an SAR a grantee is to receive a portion of such payment in Shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

     (b) Termination of Employment or Consulting Relationship. The Administrator shall establish and set forth in the applicable Grant Agreement the terms and conditions on which an SAR shall remain exercisable, if at all, following termination of a Participant's Continuous Service. The provisions of Section 7(e) above shall apply to the extent a Grant Agreement does not specify the terms and conditions upon which an SAR shall terminate when there is a termination of a Participant's Continuous Service.

(c) Buy-out. The Administrator has the same discretion to buy-out SARs as it has to take such actions pursuant to Section 7(g) above with respect to Options.

9. Restricted Shares and Restricted Share Units; Unrestricted Shares

     (a) Grants. The Administrator may in its discretion grant restricted shares ("Restricted Shares") to any Eligible Person and shall evidence such grant in an Grant Agreement that is delivered to the Participant and that sets forth the number of Restricted Shares, the purchase price for such Restricted Shares (if any), and the terms upon which the Restricted Shares may become vested. In addition, the Company may in its discretion grant the right to receive Shares after certain vesting requirements are met ("Restricted Share Units") to any Eligible Person and shall evidence such grant in an Grant Agreement that is delivered to the Participant which sets forth the number of Shares (or formula, that may be based on future performance or conditions, for determining the number of Shares) that the Participant shall be entitled to receive upon vesting and the terms upon which the Shares subject to a Restricted Share Unit may become vested. The Administrator may condition any Award of Restricted Shares or Restricted Share Units to a Participant on receiving from the Participant such further assurances and documents as the Administrator may require to enforce the restrictions. In addition, the Committee may grant Awards hereunder in the form of unrestricted shares ("Unrestricted Shares"), which shall vest in full upon the date of grant or such other date as the Committee may determine or which the Committee may issue pursuant to any program under which one or more Eligible Persons (selected by the Committee in its discretion) elect to receive Unrestricted Shares in lieu of cash bonuses that would otherwise be paid.

     (b) Vesting and Forfeiture. The Administrator shall set forth in a Grant Agreement granting Restricted Shares or Restricted Share Units, the terms and conditions under which the Participant's interest in the Restricted Shares or the Shares subject to Restricted Share Units will become vested and non-forfeitable. Except as set forth in the applicable Grant Agreement or the Administrator otherwise determines, upon termination of a Participant's Continuous Service for any other reason, the Participant shall forfeit his or her Restricted Shares and Restricted Share Units; provided that if a Participant purchases the Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant only if and to the extent set forth in an Grant Agreement.

     (c) Issuance of Restricted Shares Prior to Vesting. The Company shall issue stock certificates that evidence Restricted Shares pending the lapse of applicable restrictions, and that bear a legend making appropriate reference to such restrictions. Except as set forth in the applicable Grant Agreement or the Administrator otherwise determines, the Company or a third party that the Company designates shall hold such Restricted Shares and any dividends that accrue with respect to Restricted Shares pursuant to Section 9(e) below.

     (d) Issuance of Shares upon Vesting. As soon as practicable after vesting of a Participant's Restricted Shares (or Shares underlying Restricted Share Units) and the Participant's satisfaction of applicable tax withholding requirements, the Company shall release to the Participant, free from the vesting restrictions, one Share for each vested Restricted Share (or issue one Share free of the vesting restriction for each vested Restricted Share Unit), unless an Grant Agreement provides otherwise. No fractional shares shall be distributed, and cash shall be paid in lieu thereof. Notwithstanding the foregoing, if the Administrator determines that an issuance of Shares at the time of vesting is not a "permissible distribution event" within the meaning of
Section 409A of the Code, then the issuance of the Shares will be automatically deferred until the earliest date on which issuance of the Shares in unrestricted form will constitute a permissible distribution event pursuant to paragraphs
(i), (ii), (iii), (v), or (iv) of Section 409A(a)(2)(A) of the Code.

     (e) Dividends Payable on Vesting. Whenever Shares are released to a Participant or duly-authorized transferee pursuant to Section 9(d) above as a result of the vesting of Restricted Shares or the Shares underlying Restricted Share Units are issued to a Participant pursuant to Section 9(d) above, such Participant or duly-authorized transferee shall also be entitled to receive (unless otherwise provided in the Grant Agreement), with respect to each Share released or issued, an amount equal to any cash dividends (plus, in the discretion of the Administrator, simple interest at a rate as the Administrator may determine) and a number of Shares equal to any stock dividends, which were declared and paid to the holders of Shares between the Grant Date and the date such Share is released from the vesting restrictions in the case of Restricted Shares or issued in the case of Restricted Share Units.

     (f) Section  83(b)  Elections.  A  Participant  may make an election  under
Section 83(b) of the Code (the "Section 83(b) Election") with respect to Restricted Shares. If a Participant who has received Restricted Share Units provides the Administrator with written notice of his or her intention to make
Section 83(b) Election with respect to the Shares subject to such Restricted Share Units, the Administrator may in its discretion convert the Participant's Restricted Share Units into Restricted Shares, on a one-for-one basis, in full satisfaction of the Participant's Restricted Share Unit Award. The Participant may then make a Section 83(b) Election with respect to those Restricted Shares. Shares with respect to which a Participant makes a Section 83(b) Election shall not be eligible for deferral pursuant to Section 10 below.

     (g) Deferral Elections. At any time within the thirty-day period (or other shorter or longer period that the Administrator selects) in which a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Code) receives an Award of either Restricted Shares or Restricted Share Units, the Administrator may permit the Participant to irrevocably elect, on a form provided by and acceptable to the Administrator, to defer the receipt of all or a percentage of the Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the Shares subject to the election, and any associated dividends and interest, shall be credited to an account established pursuant to Section 10 hereof on the date such Shares would otherwise have been released or issued to the Participant pursuant to Section 9(d) above.

     (h) The Administrator may grant Awards hereunder in the form of unrestricted shares ("Unrestricted Shares"), which shall vest in full upon the date of grant or such other date as the Administrator may determine or which the Administrator may issue pursuant to any program under which one or more Eligible Persons (selected by the Administrator in its discretion) elect to receive Unrestricted Shares in lieu of cash bonuses that would otherwise be paid.

10. Deferred Share Units

     (a) Elections to Defer. The Administrator may permit any Eligible Person who is a Director, Consultant or member of a select group of management or highly compensated employees (within the meaning of the Code) to irrevocably elect, on a form provided by and acceptable to the Administrator (the "Election Form"), to forego the receipt of cash or other compensation (including the Shares deliverable pursuant to any Award other than Restricted Shares for which a Section 83(b) Election has been made), and in lieu thereof to have the Company credit to an internal Plan account (the "Account") a number of deferred share units ("Deferred Share Units") having a Fair Market Value equal to the Shares and other compensation deferred. These credits will be made at the end of each calendar quarter (or other period that the Administrator establishes prospectively) during which compensation is deferred. Unless, within five business days after the Company receives an Election Form, the Company sends the Participant a written notice explaining why it is invalid, each Election Form shall take effect on the first day of the next calendar year (or on the first day of the next calendar month in the case of an initial election by a Participant who is first eligible to defer hereunder) after its delivery to the Company, subject to Section 9(g) regarding deferral of Restricted Shares and Restricted Share Units and to Section 13(e) regarding deferral of Performance Awards. Notwithstanding the foregoing sentence: (i) Election Forms shall be ineffective with respect to any compensation that a Participant earns before the date on which the Company receives the Election Form, and (ii) the Administrator may unilaterally make awards in the form of Deferred Share Units, regardless of whether or not the Participant foregoes other compensation.

     (b) Vesting. Unless a Grant Agreement expressly provides otherwise, each Participant shall be 100% vested at all times in any Shares subject to Deferred Share Units.

     (c) Issuances of Shares. The Company shall provide a Participant with one Share for each Deferred Share Unit in five substantially equal annual installments that are issued before the last day of each of the five calendar years that end after the date on which the Participant's Continuous Service terminates, unless -

          (i) the Participant has properly elected a different form of distribution, on a form approved by the Administrator, that permits the Participant to select any combination of a lump sum and annual installments that are completed within ten years following termination of the Participant's Continuous Service, and

          (ii) the Company received the Participant's distribution election form at the time the Participant elects to defer the receipt of cash or other compensation pursuant to Section 10(a), provided that (subject to any prospective changes that the Administrator communicates in writing to a
Participant),   the  Participant  may  change  such  election  through  any subsequent election that (i) is delivered to the Administrator at least one year before the date on which distributions are otherwise scheduled to commence pursuant to the Participant's election, and (ii) defers the commencement of distributions by at least five years from the originally scheduled commencement date.

  Fractional shares shall not be issued, and instead shall be paid out in cash.
     (d) Crediting of Dividends. Whenever Shares are issued to a Participant pursuant to Section 10(c) above, such Participant shall also be entitled to receive, with respect to each Share issued, a cash amount equal to any cash dividends (plus simple interest at a rate of five percent per annum, or such other reasonable rate as the Administrator may determine in a Grant Agreement), and a number of Shares equal to any stock dividends which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued.

     (e) Emergency Withdrawals. In the event a Participant suffers an unforeseeable emergency within the contemplation of this Section 10 and Section 409A of the Code, the Participant may apply to the Company for an immediate distribution of all or a portion of the Participant's Deferred Share Units. The unforeseeable emergency must result from a sudden and unexpected illness or accident of the Participant, the Participant's spouse, or a dependent (within the meaning of Section 152(a) of the Code) of the Participant, casualty loss of the Participant's property, or other similar extraordinary and unforeseeable conditions beyond the control of the Participant. Examples of purposes which are not considered unforeseeable emergencies include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the unforeseeable emergency could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant's nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant's unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution. The Administrator shall determine whether a Participant has a qualifying unforeseeable emergency and the amount which qualifies for distribution, if any. The Administrator may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.

     (f) Unsecured Rights to Deferred Compensation. A Participant's right to Deferred Share Units shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. The right of the Participant or the Participant's duly-authorized transferee to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company. Neither the Participant nor the Participant's duly-authorized transferee shall have any claim against or rights in any specific assets, shares, or other funds of the Company.

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

11. Phantom Stock

         The Administrator may from time to time grant Awards to eligible participants denominate in stock-equivalent units ("Phantom Stock") in such amounts and on such terms and conditions as it shall determine. Phantom Stock units granted to a participant shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Company's assets. An Award of Phantom Stock may be settled in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Administrator. Except as otherwise provided in the applicable Grant Agreement, the grantee shall not have the rights of a stockholder with respect to any Shares of Common Stock represented by a Phantom Stock unit solely as a result of the grant of a Phantom Stock unit to the grantee.

12.      Other Stock-Based Awards


         The Administrator may from time to time grant other stock-based awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. Other stock-based awards may be denominated in cash, in Common Stock or other securities, in stock-equivalent units, in stock appreciation units, in securities or debentures convertible into Common Stock, or in any combination of the foregoing and may be paid in Common Stock or other securities, in cash, or in a combination of Common Stock or other securities and cash, all as determined in the sole discretion of the Administrator.


13. Performance Awards

     (a)  Performance  Units.  Subject to the limitations set forth in paragraph
(c) hereof, the Administrator may in its discretion grant Performance Units to any Eligible Person and shall evidence such grant in an Grant Agreement that is delivered to the Participant which sets forth the terms and conditions of the Award. A Performance Unit is an Award which is based on the achievement of specific goals with respect to the Company or any Affiliate or individual performance of the Participant, or a combination thereof, over a specified period of time.

     (b) Performance Compensation Awards. Subject to the limitations set forth in paragraph (c) hereof, the Administrator may, at the time of grant of a Performance Unit, designate such Award as a "Performance Compensation Award" in order that such Award constitutes "qualified performance-based compensation" under Code Section 162(m), in which event the Administrator shall have the power to grant such Performance Compensation Award upon terms and conditions that qualify it as "qualified performance-based compensation" within the meaning of

Code Section 162(m). With respect to each such Performance Compensation Award, the Administrator shall establish, in writing within the time required under Code Section 162(m), a "Performance Period," "Performance Measure(s)", and "Performance Formula(e)" (each such term being hereinafter defined). Once established for a Performance Period, the Performance Measure(s) and Performance Formula(e) shall not be amended or otherwise modified to the extent such amendment or modification would cause the compensation payable pursuant to the Award to fail to constitute qualified performance-based compensation under Code
Section 162(m).


         A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award is achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant's Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Administrator shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance.


     (c) Limitations on Awards. The maximum Performance Unit Award and the maximum Performance Compensation Award that any one Participant may receive for any one Performance Period shall not together exceed 5,000,000 Shares and $2,500,000 in cash. The Administrator shall have the discretion to provide in any Grant Agreement that any amounts earned in excess of these limitations will either be credited as Deferred Share Units, or as deferred cash compensation under a separate plan of the Company (provided in the latter case that such deferred compensation either bears a reasonable rate of interest or has a value based on one or more predetermined actual investments). Any amounts for which payment to the Participant is deferred pursuant to the preceding sentence shall be paid to the Participant in a future year or years not earlier than, and only to the extent that, the Participant is either not receiving compensation in excess of these limits for a Performance Period, or is not subject to the restrictions set forth under Section 162(b) of the Code.

(d) Definitions.

          (i) "Performance Formula" means, for a Performance Period, one or more objective formulas or standards established by the Administrator for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

          (ii) "Performance Measure" means one or more of the following selected by the Administrator to measure Company, Affiliate, and/or business unit performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index): basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder
return;  and  product   development,   product  market  share,  research,
licensing, litigation, human resources, information services, mergers, acquisitions, sales of assets of Affiliates or business units. Each such measure shall be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the
Company   (or  such  other   standard   applied  by  the Administrator) and, if
so determined by the Administrator, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

          (iii) "Performance Period" means one or more periods of time (of not less than one fiscal year of the Company), as the Administrator may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant's rights in respect of an Award.

     (e) Deferral Elections. At any time prior to the date that is at least six months before the close of a Performance Period (or shorter or longer period that the Administrator selects) with respect to an Award of either Performance Units or Performance Compensation, the Administrator may permit a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Code) to irrevocably elect, on a form provided by and acceptable to the Administrator, to defer the receipt of all or a percentage of the cash or Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the cash or Shares subject to the election, and any associated interest and dividends, shall be credited to an account established pursuant to Section 10 hereof on the date such cash or Shares would otherwise have been released or issued to the Participant pursuant to Section 13(a) or Section 13(b) above.

14. Taxes

     (a) General. As a condition to the issuance or distribution of Shares pursuant to the Plan, the Participant (or in the case of the Participant's death, the person who succeeds to the Participant's rights) shall make such arrangements as the Company may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the Award and the issuance of Shares. The Company shall not be required to issue any Shares until such obligations are satisfied. If the Administrator allows the withholding or surrender of Shares to satisfy a Participant's tax withholding obligations, the Administrator shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

     (b) Default Rule for Employees. In the absence of any other arrangement, an Employee shall be deemed to have directed the Company to withhold or collect from his or her cash compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of the exercise of an Award.

     (c) Special Rules. In the case of a Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under Applicable Law, the Participant shall be deemed to have elected to have the Company withhold from the Shares or cash to be issued pursuant to an Award that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) or cash equal to the amount required to be withheld. For purposes of this Section 14, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Law (the "Tax Date").

     (d) Surrender of Shares. If permitted by the Administrator, in its discretion, a Participant may satisfy the minimum applicable tax withholding and employment tax obligations associated with an Award by surrendering Shares to the Company (including Shares that would otherwise be issued pursuant to the Award) that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of Shares previously acquired from the Company that are surrendered under this Section 14, such Shares must have been owned by the Participant for more than six months on the date of surrender (or such longer period of time the Company may in its discretion require).

     (e) Income Taxes and Deferred Compensation. Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Administrator shall have the discretion to organize any deferral program, to require deferral election forms, and to grant or to unilaterally modify any Award in a manner that (i) conforms with the requirements of Section 409A of the Code with respect to compensation that is deferred and that vests after December 31, 2004, (ii) that voids any Participant election to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under
Section 409A of the Code or any distribution  event that is both allowable under
Section 409A of the Code and is elected by the Participant, subject to any valid second election to defer, provided that the Administrator permits second elections to defer in accordance with Section 409A(a)(4)(C). The Administrator shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and all Awards.

     (f) Loans. The Company or its Affiliate may make or guarantee loans to grantees to assist grantees in exercising Awards and satisfying any withholding tax obligations.

15. Transfers, Adjustments and Change in Control Transactions

     (a) Transferability. Except as otherwise determined by the Administrator, and in any event in the case of an ISO or a Stock Appreciation Right granted with respect to an ISO, no Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Administrator in accord with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee, only by the `grantee or, during the period the grantee is under a legal disability, by the grantee's guardian or legal representative.

     (b) Adjustments for Corporate Transactions and Other Events.

          (i) Stock Dividend, Stock Split and Reverse Stock Split. In the event of a stock dividend of, or stock split or reverse stock split affecting, the Common Stock, (A) the maximum number of shares of such Common Stock as to which Awards may be granted under this Plan and the maximum number of shares with respect to which Awards may be granted during any one fiscal year of the Company to any individual, as provided in Section 4 of the Plan, and (B) the number of shares covered by and the exercise price and other terms of outstanding Awards, shall, without further action of the Board, be adjusted to reflect such event unless the Board determines, at the time it approves such stock dividend, stock split or reverse stock split, that no such adjustment shall be made. The Administrator may make adjustments, in its discretion, to address the treatment of fractional shares and fractional cents that arise with respect to outstanding Awards as a result of the stock dividend, stock split or reverse stock split.

          (ii) Non-Change in Control Transactions. Except with respect to the transactions set forth in Section 15(b)(i), in the event of any change affecting the Common Stock, the Company or its capitalization, by reason of a spin-off, split-up, dividend, recapitalization, merger, consolidation or share exchange, other than any such change that is part of a transaction resulting in a Change in Control of the Company, the Administrator, in its discretion and without the consent of the holders of the Awards, shall make (A) appropriate adjustments to the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan, in the aggregate and with respect to any individual during any one fiscal year of the Company, as provided in
Section 4 of the Plan; and (B) any adjustments in outstanding Awards, including but not limited to modifying the number, kind and price of securities subject to Awards.

          (iii) Change in Control Transactions. In the event of any transaction resulting in a Change in Control of the Company, outstanding Options and SARs under this Plan will terminate upon the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation or assumption of such Awards by, or for the substitution of the equivalent awards of, the surviving or successor entity or a parent thereof. In the event of such termination, the holders of Options and SARs under the Plan will be permitted, for a period of at least twenty days prior to the effective time of the Change in Control, to exercise all portions of such Awards that are then exercisable or which become exercisable upon or prior to the effective time of the Change in Control; provided, however, that any such exercise of any portion of such an Award which becomes exercisable as a result of such Change in Control shall be deemed to occur immediately prior to the effective time of such Change in Control.

          (iv) Pooling of Interests Transactions. In connection with any business combination authorized by the Board, the Administrator, in its sole discretion and without the consent of the holders of the Awards, may make any modifications to any Awards, including but not limited to cancellation, forfeiture, surrender or other termination of the Awards, in whole or in part, regardless of the vested status of the Award, but solely to the extent necessary to facilitate the compliance of such transaction with requirements for treatment as a pooling of interests transaction for accounting purposes under generally accepted accounting principles.

          (v) Unusual or Nonrecurring Events. The Administrator is authorized to make, in its discretion and without the consent of holders of Awards, adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

     (c) Substitution of Awards in Mergers and Acquisitions. Awards may be granted under the Plan from time to time in substitution for awards held by employees, officers, consultants or directors of entities who become or are about to become employees, officers, consultants or directors of the Company or an Affiliate as the result of a merger or consolidation of the employing entity with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets or stock of the employing entity. The terms and conditions of any substitute Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the substitute Awards to the provisions of the awards for which they are substituted.

16. Time of Granting of Awards.

         The date of grant ("Grant Date") of an Award shall be the date on which the Administrator makes the determination granting such Award or such other date as is determined by the Administrator, provided that in the case of an ISO, the Grant Date shall be the later of the date on which the Administrator makes the determination granting such ISO or the date of commencement of the Participant's employment relationship with the Company.

17. Modification of Awards and Substitution of Options

     (a) Modification, Extension and Renewal of Awards. Within the limitations of the Plan, the Administrator may modify an Award to accelerate the rate at which an Option or SAR may be exercised (including without limitation permitting an Option or SAR to be exercised in full without regard to the installment or vesting provisions of the applicable Grant Agreement or whether the Option or SAR is at the time exercisable, to the extent it has not previously been exercised), to accelerate the vesting of any Award, to extend or renew outstanding Awards, or to accept the cancellation of outstanding Awards to the extent not previously exercised either for the granting of new Awards or for other consideration in substitution or replacement thereof. Notwithstanding the foregoing provision, no modification of an outstanding Award shall materially and adversely affect such Participant's rights thereunder, unless either the Participant provides written consent or there is an express Plan provision permitting the Administrator to act unilaterally to make the modification.

     (b) Substitution of Options. Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Company or an Affiliate acquires (whether by purchase, merger or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Administrator may, in accordance with the provisions of that Section, substitute Options for options under the plan of the acquired company provided
(i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give persons additional benefits, including any extension of the exercise period.

18. Term of Plan.

         The Plan shall continue in effect for a term of ten (10) years from its effective date as determined under Section 22 below, unless the Plan is sooner terminated under Section 19 below.

19. Amendment and Termination of the Plan.

     (a) Authority to Amend or Terminate. Subject to Applicable Laws, the Board may from time to time amend, alter, suspend, discontinue, or terminate the Plan.

     (b) Effect of Amendment or Termination. No amendment, suspension, or termination of the Plan shall materially and adversely affect Awards already granted unless either it relates to an adjustment pursuant to Section 15 above, or it is otherwise mutually agreed between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Notwithstanding the foregoing, the Administrator may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

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20. Conditions Upon Issuance of Shares.

         Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Law, with such compliance determined by the Company in consultation with its legal counsel.

21.      Reservation of Shares.

         The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

22.      Effective Date.

         Effective Date; Termination Date. This Plan shall become effective on the date of its approval by the Board; provided that this Plan shall be submitted to the Company's shareholders for approval, and if not approved by the shareholders in accordance with Applicable Laws (as determined by the Administrator in its discretion) within one year from the date of approval by the Board, this Plan and any Awards shall be null, void, and of no force and effect. Awards granted under this Plan before approval of this Plan by the shareholders shall be granted subject to such approval, and no Shares shall be distributed before such approval. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan, or if earlier, the tenth anniversary of the date this Plan is approved by the stockholders. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

23.      Governing Law.

         The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Nevada, without regard to its conflict of laws principles.

24. Other Applicable Laws And Regulations.

     (a) U.S. Securities Laws. This Plan, the grant of Awards, and the exercise of Options and SARs under this Plan, and the obligation of the Company to sell or deliver any of its securities (including, without limitation, Options, Restricted Shares, Restricted Share Units, Deferred Share Units, and Shares) under this Plan shall be subject to all Applicable Law. In the event that the Shares are not registered under the Securities Act of 1933, as amended (the

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

"Act"), or any applicable state securities laws prior to the delivery of such Shares, the Company may require, as a condition to the issuance thereof, that the persons to whom Shares are to be issued represent and warrant in writing to the Company that such Shares are being acquired by him or her for investment for his or her own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Act, and a legend to that effect may be placed on the certificates representing the Shares.

     (b) Other Jurisdictions. To facilitate the making of any grant of an Award under this Plan, the Administrator may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Affiliate outside of the United States of America as the Administrator may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Company may adopt rules and procedures relating to the operation and administration of this Plan to accommodate the specific requirements of local laws and procedures of particular countries. Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Company may adopt sub-plans and establish escrow accounts and trusts as may be appropriate or applicable to particular locations and countries.

25. No Shareholder Rights.

         Neither a Participant nor any transferee of a Participant shall have any rights as a shareholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share certificate to a Participant or a transferee of a Participant for such Shares in accordance with the Company's governing instruments and Applicable Law. Prior to the issuance of Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a shareholder with respect to the Shares underlying the Award, notwithstanding its exercise in the case of Options and SARs. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan.

26.      No Employment Rights.

         Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an individual to continue in the service of the Company or shall interfere in any way with the right of the Company to terminate such service at any time with or without cause or notice and whether or not such termination results in (i) the failure of any Award to vest; (ii) the forfeiture of any unvested or vested portion of any Award; and/or (iii) any other adverse effect on the individual's interests under the Plan.

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

27.      No Trust or Fund Created

         Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.






































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